Exhibit 10.1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

INVENTERGY GLOBAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment are being requested are denoted with “[***]”

RESTRUCTURING AGREEMENT

This RESTRUCTURING AGREEMENT (this “Agreement”) dated as of December 22, 2016 is entered into by and among Inventergy Global, Inc., a Delaware corporation (“Parent”) and Inventergy, Inc. (“Owner”, and, collectively, together with Parent and Parent’s other subsidiaries (“Subsidiaries”), the “Company”), and DBD Credit Funding, LLC as collateral agent (the “Collateral Agent”) and the “Investors” listed on the signature pages hereto (the “Investors”), and, upon the Amendment Effective Date (as defined below), will amend that certain Amended and Restated Revenue Sharing and Note Purchase Agreement between the Company, the Collateral Agent and the Investors originally dated as of October 1, 2014 and amended and restated as of February 25, 2015, and further amended as of October 30, 2015, as of November 30, 2015, as of March 1, 2016, as of August 19, 2016, as of September 26, 2016, as of November 11, 2016 and as of December 5, 2016 (such Agreement, as so amended, the “Existing Agreement”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings provided in the Existing Agreement.

RECITALS

WHEREAS, the Investors and the Company have agreed to the amendments set forth herein and, subject to the terms and conditions hereof, a comprehensive restructuring of the Obligations on the terms and conditions set forth herein,

NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, upon the satisfaction of the conditions set forth in Section 6.1 hereof, as follows:

1.	DEFINITIONS

1.1.          Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Appendix I to the Existing Agreement, except that the following term shall be amended and restated as follows:

“Patents” means all of the Company’s letters patent, including, without limitation, the letters Patent set forth on Schedule I(a) to this Agreement, whether registered in the United States or any other jurisdiction, all registrations and recordings thereof, including all re-examination certificates and all utility models, including registrations, recordings and pending applications, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein. “Patent” shall also include any letters Patent or rights thereunder which the Company receives from a third party as payment or in partial payment in connection with any Monetization Activities by the Company of the Patents.

“Transactions” means, collectively and individually, the amendment to the Revenue Stream that is reflected in Section 2.2, the Restructuring, the establishment of the SPE and the transfer of the Patents to the SPE as herein provided and all other transactions set forth in this Agreement.

2.	EXCHANGE AND AMENDMENTS TO EXISTING AGREEMENT

2.1.          Exchange. Subject to the timely satisfaction of the conditions set forth in Section 6.2, from and after the Restructuring Effective Date (defined below), the Revenue Stream and the Note Obligations shall be deemed exchanged for the restructured revenue share described in Section 2.2) (the “Restructured Revenue Share” and such exchange, the “Restructuring”), and the Revenue Stream and the Note Obligations shall be deemed to be fully satisfied and discharged by the issuance to the Investors of the Restructured Revenue Share, which shall henceforth constitute “Obligations” under the Agreement. More particularly, for federal, state and local income tax purposes, in connection with the formation of the SPE (as defined in Section 2.5), the Revenue Stream and the Note Obligations shall be deemed to have been contributed to the SPE in exchange for an interest in the SPE represented by the Restructured Revenue Share. Following the Restructuring, all references to the “Obligations” in any Collateral Documents or other Documents executed in connection with the Existing Agreement or this Agreement shall include the Obligations as defined in this Section 2.1 and all references to the “Note Obligations” in any such Collateral Documents or other Documents shall be removed, or, if applicable, replaced with “Obligations” as defined herein.

2.2.          Modifications to Revenue Stream; Restructured Revenue Share.

2.2.1.       Modification to Revenue Stream. From and after the Amendment Effective Date, all proceeds to the Company of a sale or license, whether exclusive or non-exclusive, of all or a portion of the Patents or any other transaction that gives rise to Monetization Revenues (each a “Realization Event”) shall be deposited in the Cash Collateral Account, which shall be under the full and exclusive control of the Collateral Agent as described in Section 6.11 of the Existing Agreement, or, if directed by the Collateral Agent, paid over directly to the Collateral Agent or to such other account as is designated by the Collateral Agent, and all such proceeds shall be applied as follows:

i)	First, to pay third party expenses that arise in connection with, or are due upon the occurrence of, such Realization Event that are either (x) incurred by the Company at the direction of the Collateral Agent, (y) incurred by the Collateral Agent or (z) constitute broker fees and other amounts that are due on account of the existing arrangements described on Schedule 2.2(i) (the payees under such arrangements, “Service Providers”).

ii)	Second, solely to the extent such Realization Event is attributable to the Nokia Portfolio, up to $2,200,000 to pay outstanding principal amounts due under the Nokia PPA (the “Nokia Debt”) until the Nokia Debt is paid in full (excluding, for the avoidance of doubt, any accrued interest or other charges on the Nokia Debt, which shall be the sole responsibility of the Company and shall not be paid with Monetization Revenues).

iii)	Third, solely to the extent the applicable Realization Event triggers a payment with respect to a retained interest of a Prior Owner due under the Panasonic PPA or Huawei PRAA that is described on Schedule 2.2(iii) (a “Retained Interest”), to such Prior Owner in amounts so required.

iv)	Fourth, to the Investors until the Note Obligations have been paid in full;

v)	Fifth, to the Investors until they have received an amount equal to the sum of (x) 100% of any Cash Advances plus (y) 20% interest, compounded annually, on any Cash Advances that are outstanding from time to time plus (z) the difference between (i) $30.5 million minus (ii) any amounts applied to the Note Obligations after the Amendment Effective Date (the amounts described in this clause (v), the “Priority Amount”).

vi)	Lastly, 70% to the Investors and 30% to the Company (the Investors’ right to such 70%, the “Contingent Right” and the Company’s right to such 30%, the “Company Residual”); provided, that to the extent that the Company has failed to pay in full the accrued interest and other charges on the Nokia Debt, the Company Residual shall be surcharged in amounts necessary to make such payment, and such surcharged amounts shall instead be paid over to Nokia to satisfy such amounts.

2.2.2.       From and after the Restructuring Effective Date, the Company shall, to the extent directed by the Collateral Agent or the managing member of the SPE (the “SPE Manager”), execute such directions as are requested by the Collateral Agent or by the SPE Manager to cause all Monetization Revenues, including, without limitation proceeds of any Realization Event, to paid to the SPE to such account as is designated by the Collateral Agent and/or by the SPE Manager, and to the extent that any such proceeds are received by the Company, the Company shall (or to the extent such amounts are deposited in the Cash Collateral Account the Collateral Agent may) immediately pay such amounts to the SPE. Any such proceeds shall be applied by the Company, Collateral Agent and/or SPE as follows:

i)	First, to pay amounts described in Section 2.2.1(i) above and to pay any such third party expenses that are incurred by the SPE.

ii)	Second, solely to the extent such Realization Event is attributable to the Nokia Portfolio, to make principal payments on the Nokia Debt, as described in Section 2.2.1(ii) above and from and after the Restructuring Effective Date, following payment in full of the Nokia Debt, and subject to the Company having fulfilled its obligations with respect to the payment of interest and other charges on the Nokia Debt, to reimburse the Company for any payments of principal (but not interest or other charges) made by the Company on the Nokia Debt following the Amendment Effective Date.

iii)	Third, solely to the extent the applicable Realization Event triggers a payment with respect to a Retained Interest, to make the payments to such applicable Prior Owner that are described in Section 2.2.1(iii) above.

iv)	Fourth, to the Investors until they have received an amount equal to the remaining Priority Amount.

v)	Lastly, 70% to the Investors in respect of the Contingent Right and 30% to the Company in respect of the Company Residual; provided, that to the extent that the Company has failed to pay in full the accrued interest and other charges on the Nokia Debt, the Company Residual shall be surcharged in amounts necessary to make such payment, and such surcharged amounts shall instead be paid over to Nokia to satisfy such amounts.

2.3.          Payment of Expenses; Cash Advances. From and after the Amendment Effective Date, the Company shall remain and be fully responsible for all expenses related to the maintenance, prosecution and enforcement of the Patents (“Maintenance Fees”), and shall be fully responsible to pay any interest or other charges (including late payment charges) on the Nokia Debt when required to be paid under the Nokia PPA, and to make payments of principal on the Nokia Debt when due, to the extent that there are not available Monetization Revenues from the Patents acquired pursuant to the Nokia PPA when any such principal payment is required to be paid under the Nokia PPA. Notwithstanding the foregoing, subject to, and following the occurrence of, the Restructuring Effective Date, the SPE shall be responsible for, and shall pay (and shall promptly reimburse the Company for) any Maintenance Fees that both accrued and first became due and payable from and after December 22, 2016. From and after the Amendment Effective Date, the Investors shall have the right, but no obligation, to advance expenses to pursue Monetization Activities (whether directly or, after the Restructuring, by contributions of capital to the SPE) and, in addition, shall have the right, but no obligation, to make any payments that the Company is required to pay with respect to Maintenance Fees, the Nokia Debt or otherwise pursuant to this Section 2.3, or other provisions of this Agreement to the extent that the Company fails to timely make such payment (any amounts funded by the Investors for the payment of such expenses and any amounts incurred by the Investors or the Collateral Agent or, following the Restructuring, the SPE, for Maintenance Fees, Monetization Expenses, the payment of other expenses which the Company is obligated to pay, or to enforce its rights under this Agreement, including in connection with the exercise of remedies, or otherwise incurred in accordance with this Agreement, “Cash Advances”). After the Amendment Effective Date, regardless whether the Restructuring occurs the Investors, and after the Restructuring Effective Date, the SPE Manager, shall have the absolute discretion to make decisions on what Monetization Activities to fund and whether or not to make Cash Advances, including to make determinations in their sole discretion as to the abandonment of any Patent.

2.4.          Management of Patents and Monetization Activities. From and after the Amendment Effective Date, the Collateral Agent and the Investors, and from and after the Restructuring Effective Date, the SPE Manager, shall have the sole and absolute discretion to make any and all decisions, and in any manner they see fit for any purpose, relating to, and shall otherwise fully, solely, absolutely and irrevocably control in all respects, the Patents and any Monetization Activities, including by way of example and not limitation: (x) the initiation, direction, termination, conclusion or negotiation of any assignment, sale or license (whether directly or through multiple tiers or sub-licensees) of any Patent or any other type of a Monetization Activity of any nature or description; (y) the maintenance or abandonment, in whole or in part, of any one or more of the Patents; or (z) the discretion to make or to decline to make Cash Advances. The Company shall promptly and fully follow all of the Collateral Agent’s (and, following the Restructuring, the SPE Manager’s) directions and instructions with respect to, and closely cooperate in any proceeding, transactions or otherwise with Collateral Agent and such SPE Manager and its respective legal representative and implement, the foregoing, including by executing and delivering all pertinent instruments (including powers of attorney), documents or agreements, making any filings and taking all other necessary or appropriate actions to that effect, as instructed in writing by the Collateral Agent, the Investors, the SPE Manager or their legal representatives. The Company hereby grants the Collateral Agent and, upon the Restructuring Effective Date shall grant to the SPE Manager, a power-of-attorney to take all steps in the Company’s name in furtherance of the foregoing, and agrees to promptly on request of the Collateral Agent or the SPE Manager execute and deliver to the Collateral Agent or SPE Manager one or more powers-of-attorney prepared by the Collateral Agent or SPE Manager, including taking any steps required for the effectiveness of such powers-of-attorney under the rules of any applicable jurisdiction. The Company shall at no time take any action or omission that undermines, is inconsistent with or derogates from such instructions. Neither the Investors nor the Collateral Agent nor the SPE, nor the SPE Manager, nor any of its respective representatives shall have any liability whatsoever to the Company under any theory of law for any reason for any acts or omissions in connection with the Patents or in connection with any Monetization Activities. Joe Beyers, for so long as he is an officer or employee of the Company, shall be available at all reasonable times to the Collateral Agent and, following the Restructuring, to the SPE Manager, to provide such commercially reasonable assistance and consultation as to the operation and enforcement of the Patents as such Person shall request. Without limiting the foregoing, if and to the extent that the Company enters into any arrangements with respect to the Patents, transacts any business, signs any documents or otherwise takes any action or omission of any kind, that is not at the express advance written direction, or consent of the Collateral Agent and, following the Restructuring, the SPE Manager of the SPE, such arrangements shall be null and void ab initio and of no effect, including vis a vis any third party. The Company shall be fully liable to Collateral Agent and the Investors and, following the Restructuring, the SPE, for any damages or losses, and Company shall defend indemnify and hold harmless Collateral Agent and the Investors and the SPE and the SPE Manager and other representatives from and against, any claims, suits, damages, penalties or liabilities, sustained or incurred by or asserted against Collateral Agent or any Investor or the SPE or SPE Manager or such other representative in connection with or related to Company’s breach of this Section 2.4.

2.5.          Creation of Special Purpose Entity; Required Approvals.

2.5.1.       From and after the Amendment Effective Date, the Company and the Collateral Agent shall work diligently and in good faith following the Amendment Effective Date to put in place a newly created special purpose limited liability company (the “SPE” and such restructuring, the “SPE Structure”) pursuant to formative and other documentation satisfactory in all respects to the Investors, to which the Company will contribute the Patents and which will be managed by the Collateral Agent or its designee and reflecting the economic and other rights of the parties that are reflected in this Restructuring Agreement. The economic and other rights of the Company, on the one hand, and the Collateral Agent and the Investors, on the other, shall be, reflected in the governing documents of the SPE, which shall be in form and substance satisfactory to the Collateral Agent. Without limiting the foregoing, the Collateral Agent or its designee shall be the SPE Manager and the Investors and Owner, or their respective designees, shall be members of the SPE and the Restructured Revenue Share and other provisions of this Agreement shall be reflected in the limited liability company agreement of the SPE; provided that, to the extent the Collateral Agent deems it preferable, the SPE may be structured as an entity wholly owned by the Investors or their designees, with the economic and other rights provided for herein reflected as contractual arrangements between the SPE and the Company. From and after the Amendment Effective Date, the Company shall use its best efforts to obtain any necessary shareholder and any necessary or reasonably requested (in the judgment of the Collateral Agent) third party consents (including consents of Prior Owners and any Service Providers, to the extent deemed necessary or reasonably required by the Collateral Agent) to permit the contribution of the Patents to the SPE, to permit such contribution to occur without triggering any Retained Interest or other payment obligation, to confirm that any such Retained Interest or other payment obligation will be triggered by proceeds of Monetization Revenues to the SPE and not be the Restructuring itself, and to permit Dispositions of Patents by the SPE without the need for further consents (it being understood that an obligation on the part of the SPE to honor a right of first refusal in favor of Panasonic under the Panasonic Agreement and Huawei under the Huawei Agreement, each as defined on Schedule 4.6, shall be permitted) (collectively, the “Required Approvals”). All Required Approvals shall be acceptable to the Collateral Agent in all respects, including that the Investors, the Collateral Agent, nor the SPE or SPE Manager shall not be required to assume any obligations of the Company to any Prior Owners or any Service Providers in connection with any such consents other than to make distributions of any applicable Monetization Revenues in accordance with Section 2.2.2 and no modifications shall be made to the terms of any existing arrangements with Service Providers or Prior Owners in connection with the pursuit of Required Approvals other than as approved in writing by Collateral Agent. All of the expenses of the creation of the SPE Structure and of the pursuit of such Required Approvals, including the expenses of the Collateral Agent and the Investors (including attorneys’ fees) shall be borne by the Company or, if the Investors so elect, borne by the Investors as Cash Advances.

2.5.2.       Unless otherwise agreed by the Investors, the SPE Structure shall be in full force and effect, and the Required Approvals shall have been secured, no later than March 31, 2017; provided, that if despite the Company’s having fully complied with Section 2.5.1, the Company has failed to secure such Required Approvals by March 31, 2017, such failure shall constitute an Event of Default, but shall not, in and of itself, constitute a Recourse Trigger.

2.6.          Patent License. The Company has, pursuant to the Existing Agreement, granted to the Collateral Agent for the benefit of the Secured Parties a non-exclusive, royalty free, license (including the right to grant sublicenses) with respect to the Patents pursuant to the Patent License Agreement. The Collateral Agent and the Secured Parties agree that the Collateral Agent has since December 1, 2015 had, and shall continue to have following the Amendment Effective Date, the full and irrevocable right to use such license at any time and that such right shall continue in full force and effect until such time, if any, that all of the Company’s Obligations under this Agreement have been fully discharged and completed.

2.7.          Tax Treatment.

2.7.1.       The Company and the Investors intend and agree that for federal, state and local income tax purposes, (i) the SPE will be treated as a partnership, (ii) the Restructuring will be treated as contribution of the Revenue Stream and Note Obligations to the SPE in exchange for an interest in the SPE represented by the Restructured Revenue Share, and (iii) that the fair market value of the Restructured Revenue Share on the date hereof and the Restructuring Effective Date shall equal the sum of (x) the principal and accrued interest outstanding under the Note Obligations as of the Restructuring Effective Date and (y) the fair market value of the Revenue Stream under the Existing Agreement. The Company and each of the Investors covenant and agree to report consistently with the foregoing for their financial reporting and income tax reporting purposes.

2.7.2.       Consistent with the Existing Agreement, the Company and each Investor intend that, for federal, state and local income tax purposes, the relationship between the Investors and the Company that is created by this Agreement with respect to the Restructured Revenue Share and the SPE shall be treated as a continuation of the tax partnership that was created pursuant to the Existing Agreement with respect to the Revenue Share (the “Tax Partnership”), with the Investors and the Company being treated as partners of such partnership, as they have been under the Existing Agreement, but with the SPE as the entity embodying such partnership, whereas previous to the Restructuring Effective Date no such entity existed, and the Tax Partnership was a deemed partnership for federal, state and local income tax purposes.

2.7.3.       The Company and each Investor hereby agree that for purposes of determining the Company’s and each Investor’s distributive share of income, gain, loss and deduction of the Tax Partnership:

2.7.3.1.          The Tax Partnership shall maintain capital accounts for each of the Company and the Investors consistent with the rules of Treasury Regulations Section 1.704-1(b); it being understood that under no circumstances shall any such rule override the economic relationship between the parties as to their respective shares of the Monetization Revenues set forth in this Agreement;

2.7.3.2.          As described in the Existing Agreement, in connection with the original formation of the Tax Partnership, (i) the Investors were deemed to have purchased from the Company certain rights to exploit the Patents and to have contributed such rights to the Tax Partnership and (ii) the Company was deemed to have contributed to the Tax Partnership certain rights to exploit the Patents having a value set forth in the Existing Agreement. The rights to exploit the Patents deemed contributed by the Investors and the Company to the Tax Partnership and described in this provision are collectively referred to herein as the “Patent Rights”; and

2.7.3.3.          The Tax Partnership shall allocate items of income, gain, loss and deduction to the Company and the Investors in a manner that causes the capital accounts of the parties to be equal to the amounts payable pursuant to this agreement if the Tax Partnership sold the Patent Rights and any other non-cash assets for an amount equal to the book value of the Patent Rights and any other non-cash assets (as determined pursuant to Treasury Regulations Section 1.704-1(b)) and distributed the proceeds and any other cash pursuant to this Agreement.

2.7.4.       The Company and each Investor shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with any treatment described herein. The Company shall be the tax matters partner of the Tax Partnership.

2.7.5.        The Company and each of the Investors will cooperate to provide each other with any information reasonably requested by any of them in connection with the preparation or filing of any return, declaration, report, election, information return or other statement or form filed or required to be filed with any governmental authority relating to taxes (a “Tax Return”) for any of them or for or relating to the Tax Partnership. The Company shall be responsible for preparing and filing any Tax Return for or relating to the Tax Partnership, and the out-of-pocket costs incurred in connection with the preparation and filing of any Tax Return for or relating to the Tax Partnership shall be treated as an expense of the Tax Partnership.

2.7.6.       For the avoidance of doubt, no fiduciary relationship is intended to be created by this Agreement between the Company and any Investor.

2.8.          Public Announcements; Statements. Neither the Company nor any officer or other representative of the Company (including Joe Beyers) shall make any public filing or announcement, or public issue, or release or deliver to any person any statement of any kind concerning this Agreement or the subject matter hereof, including relating to the Transactions or the Restructuring or any Monetization Activities and including any proxy materials, disclosures or other distributions relating to any Required Approvals (collectively, a “Release”), without the Collateral Agent having first had an opportunity to review such Release and having approved such Release in writing.  The Collateral Agent’s right to review and approve any Release shall extend, without limitation, to any Release in the form of an 8-k or other securities filing and, any report issued to lenders, investors or prospective investors or lenders, any press release relating to the Transactions or any Monetization Activities.  Other than the items above, any reports issued by the Company or any officer or other representative of the Company (including Joe Beyers) to lenders, investors or prospective investors or lenders or any interviews or any statements delivered to any person of any kind, and any interview related to the Transactions or any Monetization Activities may only disclose content that had i) previously been approved by the Collateral Agent for disclosure or ii) had been previously made public by a method that was not in violation of this Section.   Without limiting the foregoing, neither the Company nor any officer or other representative of the Company (including Joe Beyers) shall, without the prior written approval of the Collateral Agent, (i) make any type of public announcement  or communication of any nature or description that identifies or refers to the Investors or the Collateral Agent or any Affiliate thereof, whether in oral, written, electronic or other form or (ii) make any written, visual or electronic communication identifying or referring to the Investors or the Collateral Agent or any of their Affiliates, other than such disclosures or other submissions as are legally required and solely to the limited extent so required, and provided that the Company shall provide the Collateral Agent with prior written notice of any such proposed disclosure, including the reason therefor, to the extent legally permissible.

2.9.          Amendments to the Existing Agreement.

2.9.1.       Effective as of the Amendment Effective Date, Section 2.2.4.3 of the Existing Agreement is hereby amended and restated as follows:

“2.2.4.3  Amortization. Commencing on the earlier of (x) April 1, 2017 and (y) the Termination Date, the Company shall make monthly amortization payments on the Notes in an amount, as of the date of such payment, equal to (x) the then outstanding principal amount divided by (y) the number of months left until the Maturity Date. The amount of the monthly amortization payment shall be calculated by the Company, and provided to the Collateral Agent for review, initially prior to the first such payment and recalculated following any optional or mandatory prepayment”.

2.9.2.       Effective as of the Amendment Effective Date, Section 6.10 of the Existing Agreement is hereby amended and restated as follows:

“6.10 Minimum Liquidity. The Company shall maintain not less than (x) One Million Dollars ($1,000,000) in unrestricted cash and Cash Equivalents (“Liquidity”) from the Closing Date through November 1, 2015, (y) Two Hundred Thousand Dollars ($200,000) in Liquidity from March 1, 2016 through June 30, 2016, and (z) One Million Dollars ($1,000,000) in Liquidity from and after the earlier of (x) April 1, 2017 and (y) the Termination Date, in each case not including amounts on deposit in the Cash Collateral Account except to the extent the Company is entitled to such amounts and shall provide weekly certifications demonstrating the Company’s Liquidity. Commencing the Termination Date, such certifications demonstrating the Company’s Liquidity shall be provided by 5:00 p.m. PST on each Friday (or, if Friday is a bank holiday, on the immediately preceding day that is not a bank holiday), shall show Liquidity on that day and shall be accompanied by evidence satisfactory to the Collateral Agent.

2.9.3.          Effective on the Restructuring Effective Date, Sections 2.2.4.3 and Section 6.10 shall be replaced with “Intentionally Deleted”.

2.9.4.          Appendix 1 to the Existing Agreement is hereby amended by adding the following new defined term in alphabetical order:

“Termination Date” has the meaning ascribed to such term in the Restructuring Agreement, dated as of December 22, 2016, among the Company, the Collateral Agent and the Investors signatory thereto.

3.	ADDITIONAL CovenAnts

From and after the Amendment Effective Date, and until such time, if any, as the Restructured Revenue Share shall have been fully satisfied and all of the Company’s obligations under the Existing Agreement have been fully satisfied, the Company shall comply with the additional covenants set forth in this Section 3.

3.1.          Taxes and Other Charges. The Company shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon the Company and its properties, sales or activities, or upon the income or profits therefrom; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if the Company shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; provided, further, that the Company shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

3.2.          Reporting. To the extent any of the following information is not available to the Investors, the Company shall provide the Investors with a summary of any material litigation relating to the Patents or the Monetization Activities, copies of material correspondence, pleadings, judgments, orders, licenses, settlement agreements or other documents reasonably requested by the Collateral Agent, and, upon the request of the Collateral Agent, no later than the 15th day of every month, a report calculating in detail its Monetization Revenues for the prior month, in each case in form and substance reasonably satisfactory to the Collateral Agent. The Company shall authorize and direct any legal counsel or consultant engaged by it to discuss the status of the Company’s Monetization Activities with the Investors and the Collateral Agent, and shall instruct all such counsel and consultants to follow the direction of the Collateral Agent in all matters related to the Monetization Activities and, to the extent requested by the Collateral Agent, shall authorize and direct any such legal counsel or consultant to enter into a joint representation such that the Collateral Agent shall be an additional direct client of such counsel or consultant. Without limiting the rights of the Collateral Agent under Section 2.4 of this Agreement, the Collateral Agent shall have the full right, power and authority to engage legal counsel, consultants and brokers on the Company’s behalf, on such terms as are determined by the Collateral Agent.

3.3.          Maintenance of Existence. The Company shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business.

3.4.          Compliance with Legal Requirements. The Company shall comply in all material respects with all valid then existing Legal Requirements applicable to it, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings.

3.5.          Certain Notices; Reports. The Company shall furnish to each of the Investors and the Collateral Agent:

3.5.1.       Promptly, notice of any dispute, litigation, investigation, suspension or any administrative or arbitration proceeding by or against the Company for an amount in excess of $500,000 or affecting the Company’s ownership rights with respect to the Patents;

3.5.2.       promptly upon acquiring knowledge thereof, the existence of any Default or Event of Default, specifying the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto; and

3.5.3.       promptly, and in any event within 10 Business Days, such additional business, financial, corporate affairs and other information as the Collateral Agent may reasonably request.

Each notice pursuant to this Section shall be accompanied by a statement by an Authorized Officer of the Company, on behalf of the Company, setting forth details of the occurrence referred to therein (including, if applicable, describing with particularity any and all clauses of this Agreement or the Other Documents that may have been breached), and, subject to any requirement of privilege, stating what action the Company or other Person proposes to take with respect thereto and at what time.

3.6.          Information and Access Rights.

3.6.1.       The Company shall permit any Investor or the Collateral Agent and any of their duly authorized representatives and agents to visit and inspect any of its property, corporate books, and financial records related to the Patents, to examine and make copies of its books of accounts and other financial records, including any such related to the Patents and the Monetization Activities and Monetization Revenues, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its managers, officers, employees and independent public accountants (and by this provision the Company hereby authorizes such accountants to discuss with the Investors the finances and affairs of the Company. In addition, upon request of the Collateral Agent from time to time, the Company direct any and all legal counsel or professionals engaged by the Company to provide the Investors with a status update of any material development in any litigations or any administrative or arbitration proceeding related to the Patents. All costs and expenses reasonably incurred by the Investors and their duly authorized representatives and agents in connection with the exercise of the Investors’ rights pursuant to this provision shall be Cash Advances.

3.7.          Indebtedness. The Company shall not create, incur, assume or otherwise become or remain liable with respect to any Indebtedness that is secured by the Patents or any rights related thereto (other than the obligations to vendors of the Patents that are set forth on Schedule 4.5 to the Existing Agreement). The Company shall not incur any other Indebtedness, except at the express direction of the Collateral Agent, except for:

3.7.1.       indebtedness in respect of the Obligations;

3.7.2.       unsecured trade payables that are not evidenced by a promissory note and are incurred in the Ordinary Course of Business;

3.7.3.       the existing Indebtedness set forth on Schedule 6.7 to the Existing Agreement;

3.7.4.       additional unsecured Indebtedness that is subordinated to the rights of the Investors under this Agreement pursuant to an agreement in form and substance satisfactory to the Collateral Agent; and

3.7.5.       subject to, and from and after the occurrence of, the Restructuring Effective Date, other indebtedness that is not secured by the Patents or any Monetization Revenues provided that the holder of such indebtedness has executed and delivered to the Collateral Agent an agreement in form and substance acceptable to the Collateral Agent confirming that the holder has no recourse to the Patents or any proceeds thereof, and acknowledging and consenting and waiving any claims related to the rights of the Investors under this Agreement including consenting to the SPE Structure.

3.8.          Liens. The Company shall not create, incur, assume or suffer to exist any Lien upon any Patent or any Monetization Revenues other than the following (“Permitted Liens”):

3.8.1.       Liens securing the Obligations;

3.8.2.       the Existing Encumbrances and other non-exclusive licenses that are entered into at the direction of the Collateral Agent; and

3.8.3.       Tax and other statutory or involuntary Liens, in each case arising in the Ordinary Course of Business for amounts not yet due or that are being contested in good faith and, in the case of Liens in favor of attorneys or consultants, if entered into following the Restructuring are pursuant to agreements entered into at the direction of the Collateral Agent and, in any event, are not securing claims in excess of amounts that the Company is retaining under this Agreement (i.e., that the Company is not required to apply to the Restructured Revenue Share, if any).

3.9.          Management of Patents and Patent Licenses.

3.9.1.       Management of Patents; Dispositions. The Company shall not make any Disposition of any Patents or of any equity interests in Owner other than at the express prior written direction of the Collateral Agent. For the avoidance of doubt, proceeds of any Disposition of any Patents, or of any equity interest in Owner, shall constitute Monetization Revenues. Without limiting the foregoing, the Company shall not (w) make any Disposition of any Patents or of any equity interests in Owner, (x) commence any new litigation or take any other material action in furtherance of any Monetization Activities, (y) engage any broker or other professional in connection with any sale or other Disposition of any Patent or rights therein, or enter into any arrangements that provide any party with a right to payment based on the Company’s receipt of Monetization Revenues (including any contingency fee arrangements) or (z) grant any Lien or other rights with respect to any Patents, including, without limitation, non exclusive licensing arrangements, exclusive licensing arrangements or sales of Patents or interests therein, in each case, other than at the express direction of the Collateral Agent in its sole discretion.

3.9.2.       Preservation of Patents. Except to the extent consented to by the Collateral Agent, the Company shall not do or permit any act or knowingly omit to do any act whereby any of the Patents may lapse, be terminated, or become invalid or unenforceable or placed in the public domain. Without limiting the rights of the Collateral Agent under Section 2.4, the Collateral Agent and the Investors may take all reasonable steps to pursue the registration and maintenance of each Patent and take all reasonably necessary steps to preserve and protect each Patent and the Company hereby grants the Collateral Agent a power-of-attorney to take all steps in the Company’s name in furtherance of the foregoing, and from and after the Restructuring Effective Date (and otherwise at the election of the Investors) any expenses related to such actions shall be Cash Advances and shall be paid by the Investors, either directly to the patent offices and attorneys or paid by the Company and promptly reimbursed by the Investors. For the avoidance of doubt, any expenses incurred by the Collateral Agent and the Investors as described above shall be reimbursed by the Company promptly upon demand therefor if the Termination Date occurs.

3.9.3.       Entry into Agreements. Neither the Company nor any Affiliate of the Company shall enter into any contract or other agreement with respect to the Patents that contains confidentiality provisions prohibiting or otherwise restricting the Company or such Affiliate from disclosing the existence and content of such contract or other agreement to the Investors and their counsel. Unless at the specific direction of the Collateral Agent, the Company shall not enter into any new pledges, assignments, licenses, springing licenses, options, non-assertion agreements, earn-outs, monetization agreements, profit and revenue sharing arrangements, derivative interests, fee and recovery splitting agreements, registered user agreements, shop rights and covenants by the Company not to sue third persons with respect to any of the Patents.

3.10.         Cash Collateral Account. The Company shall cause all Monetization Revenues to be deposited into the Cash Collateral Account, or as otherwise directed by the Collateral Agent or SPE Manager and shall provide instructions to each payor of Monetization Revenues to directly deposit any Monetization Revenues into the Cash Collateral Account or as so otherwise directed, and the Company hereby authorizes the Collateral Agent and the SPE Manager to inform any payor of Monetization Revenues of the Company’s obligation to direct all Monetization Revenues to the Cash Collateral Account or as otherwise directed as required hereunder. Periodically, the Collateral Agent and, following the Restructuring the SPE Manager, shall deliver to the Company a written statement (each a “Collateral Agent Statement”) with reasonable detail showing the amounts applied by the Collateral Agent in the Cash Collateral Account or amounts applied from Monetization Revenues by the SPE Manager. The Cash Collateral Account shall be under the sole control of the Collateral Agent and the Company may not have withdrawal rights with respect to, or otherwise exercise control of, the Cash Collateral Account. The Company shall have access to account statements from the depositary bank concerning the Cash Collateral Account. In the event of an Asserted 4.5 Breach by two or more parties, the Collateral Agent may apply the Monetization Net Revenues in accordance with Section 2.3 of the Existing Agreement, and such amounts shall be deemed to be Cash Advances.

3.11.        Obligations Under Patent Purchase Agreements. Owner will timely pay all amounts due that are necessary to not to trigger any re-purchase right of Panasonic Corporation under Section 4.2 of the Panasonic PPA on or before thirty (30) days prior to the due date thereof, and shall provide the Collateral Agent with a Payment Confirmation with respect to such payment. If the Collateral Agent does not receive a Payment Confirmation by thirty (30) days’ prior to the applicable payment due date, the Investors shall have the option, at their sole discretion, to pay the amount due to Panasonic Corporation on Owner’s behalf as a Cash Advance. For the avoidance of doubt, any failure by Owner to timely make such payment shall constitute an immediate Event of Default hereunder, regardless of the Investors having determined to fund such amount.

3.12.        Further Assurances. Parent shall cause each of its present or future direct or indirect Subsidiaries to execute a joinder to this Agreement with the intent that the assets and operations of any such Subsidiaries shall be subject to the claims of the Investors and Collateral Agent if a Recourse Trigger occurs, execute a supplement to the Security Agreement in the form of Exhibit A to the Security Agreement (the “Security Agreement Supplement”) and grant a security interest pursuant thereto and execute a Patent Security Agreement or such other Collateral Documents reasonably requested by the Collateral Agent.

4.            REPRESENTATIOns and warranties.

In order to induce the Investors to enter into this Agreement, the Company hereby represents and warrants to the Investors as of the Amendment Effective Date and as of the Restructuring Effective Date that:

4.1.          Organization and Business. The Company is (a) a duly organized and validly existing corporation, (b) in good standing under the laws of the jurisdiction of its incorporation, and (c) has the power and authority, corporate or otherwise, necessary (i) to enter into and perform this Agreement and the Documents to which it is a party, and (ii) to carry on the business now conducted or proposed to be conducted by it.

4.2.          Qualification. The Company and each of its Subsidiaries is duly and legally qualified to do business as a foreign corporation or limited liability company and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted.

4.3.          Operations in Conformity with Law, etc. The operations of the Company and each of its Subsidiaries as now conducted or proposed to be conducted are not in violation in any material respect of, nor is the Company or any of its Subsidiaries in default in any material respect under, any Legal Requirement.

4.4.          Authorization and Non-Contravention. The Company and each of its Subsidiaries has taken all corporate, limited liability or other action required to execute, deliver and perform this Agreement and each other Document. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. This Agreement and each other Document does not (i) contravene the terms of any of the Company’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation of the Company or its applicable Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any such Subsidiary is subject or (iii) violate any Legal Requirement.

4.5.          Intellectual Property. The representations and warranties set forth in Section 4.5 of the Existing Agreement are true and correct. Without limiting the foregoing, Owner is the entire, valid, sole and exclusive owner of all rights, title and interest in and to all of the Patents, including the right to sue for past, present and future infringement of the Patents, with good and marketable title thereto, and with the full and absolute right to freely assign, sell or exclusively license any of the Patents, subject only to the obligation of the Company to make the payments to Prior Owners that are reflected on Schedule 2.2(iii).

4.6.          Required Approvals. The Company has, as of the date hereof and as of the Restructuring Effective Date, the full right to assign and grant licenses with respect to the Patents, and to assign such rights to the Collateral Agent and to the SPE, free of all liens, claims or encumbrances, and without triggering any payment obligations to any Prior Owner, Service Provider or other party, subject only to the consents set forth on Schedule 4.6, all of which have been obtained other than the consents that are specified as “Required Approvals” on Schedule 4.6. No payments to any third parties will be triggered by any Disposition of the Patents by the Company (including the contribution of the Patents to the SPE) or by any Disposition of the Patents by the SPE (other than on account of agreements entered into by the SPE), other than the payments to Prior Owners and Service Providers that are reflected on Schedules 2.2(ii) and 2.2(iii).

5.             EVENTS OF DEFAULT:

Upon the Amendment Effective Date, Section 5.1 of the Existing Agreement is amended and restated as follows:

5.1.          Events of Default. Each of the following events is referred to as an “Event of Default”:

5.1.1.          Payment. The Company shall fail to make any payment due hereunder when such payment is due and payable.

5.1.2.       Other Covenants. The Company shall fail to perform or observe any of the covenants or agreements contained in the Existing Agreement (as amended hereby) or in this Agreement.

5.1.3.       Representations and Warranties. Any representation or warranty of or with respect to the Company made in the Existing Agreement or this Agreement or pursuant to or in connection with any Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered by the Company so representing to the other parties hereto in connection herewith or therewith, shall be false in any material respect on the date as of which it was made.

5.1.4.       Asserted 4.5 Breaches. [***]

5.1.5.       Cross Default. Any event of default, after giving effect to any applicable grace or cure period, with respect to any Indebtedness in excess of $500,000 of the Company that is on account of a default in any payment under such Indebtedness shall occur and be continuing if such event of default continues for thirty days.

5.1.6.       Liquidation; etc. The Company shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

5.1.7.       Change of Control. A Change of Control shall have occurred.

5.1.8.       [Reserved].

5.1.9.       Bankruptcy, etc. The Company shall:

5.1.9.1.          commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

5.1.9.2.          (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

5.1.9.3.          seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

5.1.9.4.          have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

5.1.9.5.          make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

5.1.10.     Collateral. Any material provision of any Document shall for any reason cease to be valid and binding on or enforceable against the Company or the Company shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason (other than the failure of the Collateral Agent to take any action within its control) cease to be a perfected and first priority security interest subject only to Permitted Liens.

5.1.11.     Patent Ownership. [***]

5.1.12.     Repurchase Rights. The conditions (if any at such time) pursuant to which a Prior Owner may repurchase any Patents are met (provided that the existence of a right of first refusal as to such Patents, if any, shall not trigger an Event of Default).

5.2.          Remedies Following an Event of Default. If one or more Events of Default shall occur:

5.2.1.       Specific Performance; Exercise of Rights. The Investors (or the Collateral Agent, acting at the direction of the Investors) may proceed to protect and enforce such party’s rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in any Document, or in aid of the exercise of any power granted in any Document, including directing the Company to take any action requested by the Investors (or the Collateral Agent, acting at the direction of the Investors) in any Monetization Activity regarding the Patents, including, without limitation, taking any action requested by the Collateral Agent in furtherance of any sale or license, exclusive or otherwise, of all or a portion of the Patents.

5.2.2.       Acceleration. The Investors or the Collateral Agent may, by notice in writing to the Company, declare the remaining unpaid amount Note Obligations (if prior to the Restructuring) and the balance of the Priority Amount to be immediately due and payable; provided that if a Bankruptcy Event of Default pursuant to Section 5.1.9 shall have occurred, such amounts shall automatically become immediately due and payable; and provided, that in such event, the Company shall immediately and unconditionally be obligated to pay, as liquidated damages with respect to the Restructured Revenue Share an amount equal to the sum of (x) any unpaid portion of the Priority Amount plus (y) an amount equal to the value of the Contingent Right. In the event of an acceleration on account of a Bankruptcy Event of Default or on account of any Event of Default that arises from a breach of Sections 2.3, 2.4, 2.5.1, 2.7, 2.8, 3.7, 3.8, 3.9, 3.10, 3.11 or 3.12 or any other Event of Default that materially impairs, delays or impedes the exercise by the Collateral Agent and the Investors of their control of Monetization Activities or the Patents, or which directly and materially reduces the amounts that the Collateral Agent and the Investors receive from any Monetization Activities (any of the foregoing, a “Recourse Trigger”), the Company’s obligations hereunder are unlimited in recourse, and are not limited to the Patents or the proceeds thereof. In the case of an acceleration on account of an Event of Default not described in the preceding sentence, the rights of the Investors and the Collateral Agent with respect to the Restructured Revenue Share only shall be limited to the Patents and the proceeds thereof (including any Monetization Revenues); provided, that the rights of the Investors on an acceleration of the Note Obligations shall not be so limited. Notwithstanding the foregoing in the event of an acceleration on account of a breach of Section 2.5.2, the proceeds of any foreclosure on the Patents or other amounts realized on account of any exercise of remedies by the Collateral Agent or the Investors shall be distributed in accordance with Section 2.2 of this Agreement.

5.2.3.       Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, each party’s rights hereunder and under the other Documents shall be cumulative.

5.2.4.       Annulment of Defaults. Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of this Agreement. For the avoidance of doubt, once an Event of Default has occurred, all of the rights and remedies of the Collateral Agent and the Investors arising on account of, and with respect to, such Event of Default shall be fully available and exercisable until the payment in full of all Obligations, regardless of any action by the Company to remedy the circumstances that gave rise to such Event of Default, and regardless of any subsequent action by the Company. No such action by the parties hereto shall prevent the occurrence of, or effect a waiver with respect to, any subsequent Event of Default or impair any rights of the parties hereto upon the occurrence thereof.

5.3.          Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, the Company waives:

5.3.1.       all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement), protests, notices of protest and notices of dishonor;

5.3.2.       any requirement of diligence or promptness on the part of the Investors in the enforcement of its rights under this Agreement;

5.3.3.       any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

5.3.4.       any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement or with respect to the Obligations.

6.             Effectiveness.

6.1.          This Agreement shall become effective (the date of such effectiveness, the “Amendment Effective Date” upon the satisfaction of each of the conditions set forth in this Section 6.1 to the satisfaction of the Collateral Agent (provided that the Collateral Agent may waive any such condition in its sole discretion):

6.1.1.       The receipt by the Collateral Agent of the following: (i) fully executed copies of this Agreement, executed by Parent, Owner and each other direct or indirect Subsidiary of Parent, (ii) fully executed Security Agreement Supplement, (iii) updated schedules to each of the Collateral Documents and to the Existing Agreement in form and substance satisfactory to the Collateral Agent reflecting any changes thereto, (iv) an officer’s certificate from an Authorized Officer of the Company certifying that the representations and warranties of the Company contained in this Agreement are true and correct as of the date hereof in all material respects and that the conditions set forth in this Section 6.1 have been fully satisfied, (v) [reserved] (vi) a grant by the Company to the Collateral Agent of a power-of-attorney to take all steps in the Company’s name in furtherance of the management of the Patents and Monetization Activities in form and substance acceptable to the Collateral Agent, (vii) a grant by the Company to the Collateral Agent of a security interest in the assets of the Subsidiaries pursuant to the Security Agreement, Security Agreement Supplement and the Patent Security Agreement and (viii) other documents and deliverables, including opinions of counsel, required by the Collateral Agent.

6.1.2.       The execution, delivery, and performance by the Company of this Agreement and each of the Collateral Documents, as applicable, having been duly authorized by all necessary corporate or other organizational action on the part of the Company and not (i) violating any material provision of federal, state, or local law or regulation applicable to the Company, or the Organization Documents of the Company, or any order, judgment, or decree of any court or other Governmental Authority binding on any such entity, (ii) conflicting with, resulting in a breach of, or constituting (with due notice or lapse of time or both) a default under any material agreement of the Company where any such conflict, breach or default reasonably be expected to have a Material Adverse Effect, (iii) resulting in or requiring the creation or imposition of any Lien of any nature whatsoever upon any assets of the Company, or (iv) requiring any approval of any holder of Capital Stock of the Company or any approval or consent of any Person or trigger any payment obligation under any material agreement (including any PPA), except for the Required Approvals being required to effect the SPE Structure.

6.1.3.       Completion by the Collateral Agent of its confirmatory due diligence with respect to the Schedules to this Agreement, and with respect to any updated schedules delivered pursuant to clause 6.1.1(ii), and the satisfaction of the Collateral Agent with the results of such due diligence.

6.1.4.       The Company’s payment of all fees and expenses (including attorneys’ fees) to the extent invoiced on or before the Amendment Effective Date (including, without limitation, reasonable fees and disbursements of Ropes & Gray LLP) incurred by the Collateral Agent in connection with the preparation, negotiation, execution and delivery of this Agreement or otherwise owing under the Existing Agreement; provided, that the Company agrees to promptly pay any additional such amounts invoiced following the effectiveness of this Agreement.

6.2.          The Restructuring reflected in Section 2.1 of this Agreement shall become effective (the date of such effectiveness, the “Restructuring Effective Date”) subject to, and upon the satisfaction of each of the conditions set forth in this Section 6.2 to the satisfaction of the Collateral Agent, time being of the essence in each applicable such conditions; provided that the Collateral Agent may waive or extend the time to perform any such condition in its sole discretion:

6.2.1.       The Company shall have submitted to the SEC a draft of its proxy seeking shareholder approval for the Restructuring, which shall be in form and substance satisfactory to the Collateral Agent, on or before January 6, 2017.

6.2.2.       The Company shall have obtained all of the Required Approvals on or before March 31, 2017.

6.2.3.       The Restructuring (including the contribution of the Patents to the SPE) shall have been consummated on or before March 31, 2017.

6.2.4.       The representations and warranties set forth in Section 4 hereof shall be true and correct as of the Restructuring Effective Date.

6.2.5.       No Default or Event of Default shall have occurred and be continuing.

6.2.6.       The Company’s payment of all fees and expenses (including attorneys’ fees) to the extent invoiced on or before the Restructuring Effective Date (including, without limitation, reasonable fees and disbursements of Ropes & Gray LLP) incurred by the Collateral Agent or otherwise owing under the Existing Agreement, it being understood that the Company shall remain liable to pay any such fees and disbursements invoiced following the Restructuring Effective Date.

6.2.7.       (i) A copy of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or other constitutive document, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of the Company as of a recent date, from such Secretary of State (or, in each case, a comparable governmental official, if available); (ii) a certificate of the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the by-laws and any limited liability company agreement of the Company as in effect on the date thereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers of the Company authorizing the execution, delivery and performance of the Documents, and that such resolutions and consents have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Company or the applicable subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other Document on behalf of the Company; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

Unless waived in writing by the Investors, Section 2.1 of this Agreement shall be automatically voided, and shall be of no further force and effect if any of the conditions set forth above are not satisfied on or before the date for performance specified in the applicable subsection or if, for any reason, the Restructuring Effective Date does not occur by 5:00 p.m. P.S.T on March 31, 2017 (the date of such termination under either such clause (i) or (ii), the “Termination Date”).

7.            Miscellaneous.

7.1.          Except as specifically amended or waived above, the Existing Agreement and the Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Agreement and the Collateral Documents, as applicable, shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Investor under the Existing Agreement or any Document, nor constitute a waiver of any provision of the Existing Agreement or any Document, except solely in the event that the Amendment Effective Date or the Restructuring Effective Date, as applicable, occurs and then to the extent as specifically provided by this Agreement. If there is a discrepancy between the terms of the Existing Agreement and this Agreement, the terms of this Agreement shall govern. Notwithstanding the Restructuring, the rights and obligations of the parties under the Existing Agreement and the other Documents shall survive in full force and effect, except to the extent modified by this Agreement. Without limiting the foregoing, the Company’s obligations to pay expenses of the Investors and to indemnify the Investors under Sections 9.1 and 9.2, respectively, of the Existing Agreement shall survive and be fully preserved, and the security interests granted under the Collateral Documents shall continue in full force and effect and shall secure the Restructured Revenue Share and, unless and until the Restructuring Effective Date occurs, the Note Obligations. Without limiting the foregoing, the Company agrees to pay promptly (and in any event within 15 days of receipt of an invoice therefor) all out-of pocket costs and expenses (including, without limitation, fees and disbursements of Ropes & Gray, LLP, the Investors’ external counsel, and of any local counsel in any relevant jurisdiction) incurred, by the Collateral Agent and the Investors in connection with the Transactions, this Agreement, the completion of the Restructuring and the enforcement of the rights of the Collateral Agent and the Investors under this Agreement, the Existing Agreement and the other Documents. Any breach of this Agreement shall constitute an Event of Default and give rise to all of the rights and remedies of the Collateral Agent and the Investors that are provided under this Agreement, the Existing Agreement and the Collateral Documents.

7.2.          This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

(The remainder of this page intentionally has been left blank.)

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Investors:

CF DB EZ LLC

/s/ Jason Meyer
By:	Jason Meyer
Title:	Authorized Signatory

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Collateral Agent:

DBD Credit Funding LLC

/s/ Jason Meyer
By:	Jason Meyer
Title:	Chief Administrative Officer

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Company:

INVENTERGY GLOBAL, INC.

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Chairman & CEO

INVENTERGY, INC.

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Chairman & CEO

EON COMMUNICATIONS SYSTEMS, INC.

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Chairman & CEO

INVENTERGY HOLDING, LLC

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Managing Member

INVENTERGY INNOVATIONS, LLC

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Chairman & CEO/Managing Member

INVENTERGY IOT, LLC

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Managing Member

INVENTERGY LBS, LLC

/s/ Joseph W. Beyers
By:	Joseph W. Beyers
Title:	Managing Member

A-24

Schedule I(a)

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-001-01	CN1173499	CN	Granted	OFDMA signal transmitting apparatus and method	CN99800972.5	1999/05/28
13PA01-001-02	EP1001566	EP	EP-Pending	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-03	EP1001566	DE	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-04	EP1001566	FR	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-05	EP1001566	GB	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-06	EP1001566	IT	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-07	EP1001566	NL	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-08	JP3515690	JP	Granted	OFDMA signal transmitter and its method	JP15321498	1998/06/02
13PA01-001-09	US6726297	US	Granted	OFDMA signal transmission apparatus and method	US09/462491	2000/01/20
13PA01-002-01	JP4864008	JP	Granted	Method of the carrier allotment in the multiple cell orthogonal frequency division multiple access system	JP2007545294	2006/11/16
13PA01-002-02	US8009549	US	Granted	Carrier allocation method in multi cell orthogonal frequency division multiple access system	US12/092950	2006/11/16
13PA01-003-01	EP1968335	DE	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-02	EP1968335	FR	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-03	EP1968335	GB	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-04	JP4832450	JP	Granted	Radio communication base station device and pilot transmission method	JP2007554946	2007/01/18
13PA01-003-05	US8416810	US	Granted	Radio communication base station apparatus and pilot transmission method	US12/160872	2007/01/18
13PA01-004-01	CN100440762	CN	Granted	OFDM communication device	CN01803504.3	2001/11/14
13PA01-004-02	DE60143934	DE	Granted	OFDM communication device	DE60143934	2001/11/14
13PA01-004-03	DE60143978	DE	Granted	OFDM communication device	DE60143978	2001/11/14
13PA01-004-04	EP1249955	GB	Granted	OFDM communication device	EP01982773	2001/11/14
13PA01-004-05	EP1249955	FR	Granted	OFDM communication device	EP01982773	2001/11/14
13PA01-004-06	EP2161867	GB	Granted	OFDM communication device	EP09178209	2001/11/14
13PA01-004-07	EP2161867	FR	Granted	OFDM communication device	EP09178209	2001/11/14
13PA01-004-08	JP4000057	JP	Granted	OFDM communication device	JP2002543837	2001/11/14
13PA01-004-09	US7646702	US	Granted	OFDM communication apparatus	US10/169716	2002/07/09

A-25

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-004-10	US8238226	US	Granted	OFDM communication apparatus	US12/505420	2009/07/17
13PA01-005-01	CN100544237	CN	Granted	Radio base station apparatus	CN03804886.8	2003/08/01
13PA01-005-02	DE60325861	DE	Granted	Radio base station apparatus	DE60325861	2003/08/01
13PA01-005-03	EP1525687	FR	Granted	Radio base station apparatus	EP03766690	2003/08/01
13PA01-005-04	EP1525687	GB	Granted	Radio base station apparatus	EP03766690	2003/08/01
13PA01-005-05	JP4098027	JP	Granted	Radio base station apparatus	JP2002224571	2002/08/01
13PA01-005-06	US7593317	US	Granted	Radio base station apparatus	US10/503010	2004/07/29
13PA01-006-06	JP4971172	JP	Granted	Receiving device, integrated circuit and reception method	JP2007539403	2006/02/28
13PA01-006-07	US7929627	US	Granted	OFDM receiver, integrated circuit and receiving method	US11/885042	2006/02/28
13PA01-007-01	CN101080893	CN	Granted	Re-transmission method and transmitting device for multi-antenna transmission	CN200580043160.3	2005/12/14
13PA01-007-03	JP4863884	JP	Granted	The retransmission method in multiple antenna transmitting	JP2006548891	2005/12/14
13PA01-007-04	KR100912762	KR	Granted	Retransmitting method and transmitting method in multi-antenna transmission	KR20077013565	2007/06/15
13PA01-007-05	US7826557	US	Granted	Retransmitting method and transmitting method in multi-antenna transmission	US11/721911	2005/12/14
13PA01-008-01	EP1895679	DE	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	EP07115147	2007/08/29
13PA01-008-02	EP1895679	GB	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	EP07115147	2007/08/29
13PA01-008-03	JP4837638	JP	Granted	MIMO antenna apparatus and wireless communication apparatus having it	JP2007222315	2007/08/29
13PA01-008-04	US7792084	US	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	US11/892886	2007/08/28
13PA01-009-01	JP4864000	JP	Granted	The radio communication base station device and the radio communication method in multiple carrier communicating	JP2007529557	2006/08/04
13PA01-009-03	US8064393	US	Granted	Wireless communication base station apparatus and wireless communication method in multicarrier communication	US11/997841	2006/08/04
13PA01-010-01	CN101502025	CN	Granted	Wireless communication base station device and wireless communication method	CN200780028893.9	2007/10/12
13PA01-010-02	EP2051410	EP	EP-Pending	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-03	EP2051410	DE	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12

A-26

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-010-04	EP2051410	FR	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-05	EP2051410	GB	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-06	EP2051410	FI	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-07	EP2051410	SE	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-08	JP4903033	JP	Granted	Wireless communication base station device and wireless communication method	JP2006344925	2006/12/21
13PA01-010-09	US8270332	US	Granted	Wireless communication base station device and wireless communication method	US12/377373	2007/10/12
13PA01-010-10	US8582573	US	Granted	Radio communication base station apparatus and radio communication method	US13/590841	2012/08/21
13PA01-011-01	BR9906339	BR	Granted	Radio communication apparatus and transmission rate control method	BRPI9906339-5	1999/04/19
13PA01-011-02	CA2293606	CA	Granted	Radio communication apparatus and transmission rate control method	CA2293606	1999/04/19
13PA01-011-03	CN1130944	CN	Granted	Radio communication device and method for controlling transmission rate	CN99800567.3	1999/04/19
13PA01-011-04	DE69903110	DE	Granted	Radio communication apparatus and transmission rate control method	DE69903110	1999/04/19
13PA01-011-05	DE69914351	DE	Granted	Radio communication apparatus and transmission rate control method	DE69914351	1999/04/19
13PA01-011-06	EP1122965	FR	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-07	EP1122965	FI	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-08	EP1122965	GB	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-09	EP1122965	IT	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-10	EP1122965	NL	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-11	EP0986282	FR	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-12	EP0986282	FI	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-13	EP0986282	GB	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-14	EP0986282	IT	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-15	EP0986282	NL	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-16	ES2214356	ES	Granted	Radio communication device and method of controlling transmission rate	ES01106695	1999/04/19
13PA01-011-17	ES2184430	ES	Granted	Radio communication device and method of controlling transmission rate	ES99913715	1999/04/19

A-27

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-011-18	JP4738451	JP	Granted	Communication terminal apparatus and communication method therefor	JP2008194038	2008/07/28
13PA01-011-19	US6400929	US	Granted	Radio communication device and method of controlling transmission rate	US09/424843	1999/12/06
13PA01-011-20	US6381445	US	Granted	Radio communication device and method of controlling transmission rate	US09/648742	2000/08/28
13PA01-011-21	US6366763	US	Granted	Radio communication device and method of controlling transmission rate	US09/648756	2000/08/28
13PA01-011-22	US6370359	US	Granted	Radio communication device and method of controlling transmission rate	US09/648757	2000/08/28
13PA01-011-23	US6487394	US	Granted	Radio communication device and method of controlling transmission rate	US09/649003	2000/08/28
13PA01-011-24	US6597894	US	Granted	Radio communication device and method of controlling transmission rate	US09/649006	2000/08/28
13PA01-011-25	US6505035	US	Granted	Radio communication apparatus and transmission rate control method	US10/052261	2002/01/23
13PA01-011-26	US6973289	US	Granted	Radio communication device and method of controlling transmission rate	US10/057897	2002/01/29
13PA01-011-27	US6611676	US	Granted	Radio communication apparatus and transmission rate control method	US10/083553	2002/02/27
13PA01-011-28	US7636551	US	Granted	Radio communication device and method of controlling transmission rate	US11/228339	2005/09/19
13PA01-012-01	US6637001	US	Granted	Apparatus and method for image/voice transmission	US09/650743	2000/08/30
13PA01-013-02	CN1266868	CN	Granted	Communication terminal device and decoding method	CN01804109.4	2001/11/22
13PA01-013-03	JP3399923	JP	Granted	Decoding device and decoding method	JP2000362431	2000/11/29
13PA01-013-04	US6813323	US	Granted	Decoding method and communication terminal apparatus	US10/182270	2002/07/25
13PA01-014-01	JP3522700	JP	Granted	Channel detecting apparatus and method therefor	JP2001023713	2001/01/31
13PA01-014-02	JP3526271	JP	Granted	Decoding device and decoding method	JP2001031850	2001/02/08
13PA01-014-03	JP3492637	JP	Granted	Decoding device and decoding method	JP2001046559	2001/02/22
13PA01-014-04	KR100727732	KR	Granted	Decoding device and decoding method	KR20057021280	2005/11/09
13PA01-014-05	US6734810	US	Granted	Apparatus and method for decoding	US10/221267	2002/09/10
13PA01-014-06	US6940428	US	Granted	Apparatus and method for decoding	US10/793737	2004/03/08
13PA01-014-07	US6922159	US	Granted	Apparatus and method for decoding	US10/793766	2004/03/08
13PA01-015-01	CN1114324	CN	Granted	Base station, mobile unit communication apparatus and method of communication between them	CN97119237.5	1997/09/30
13PA01-015-02	DE69708823	DE	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	DE69708823	1997/10/01
13PA01-015-03	EP0836288	FI	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01

A-28

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-015-04	EP0836288	FR	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-05	EP0836288	GB	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-06	EP0836288	SE	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-08	US6069884	US	Granted	Method of communication between a base station and a plurality of mobile unit communication apparatus, a base station, and mobile unit communication apparatus	US08/937005	1997/09/24
13PA01-016-01	AU710430	AU	Granted	Base station equipment for mobile communication	AU4320797	1997/09/25
13PA01-016-02	CA2238358	CA	Granted	Base station apparatus for mobile communication	CA2238358	1997/09/25
13PA01-016-03	CN1175592	CN	Granted	Base station equipment for mobile communication	CN97191312.9	1997/09/25
13PA01-016-04	DE69721224	DE	Granted	Soft handover method in a sectored base station and base station therefor	DE69721224	1997/09/25
13PA01-016-05	EP0869629	FR	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-06	EP0869629	GB	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-07	EP0869629	IT	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-08	EP0869629	NL	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-09	JP4098833	JP	Granted	Mobile communication base station device	JP51549798	1997/09/25
13PA01-016-10	US6119004	US	Granted	Base station equipment for mobile communication	US09/068541	1998/05/13
13PA01-017-01	CN1100464	CN	Granted	Differential detector with error correcting function	CN98105319.X	1998/02/20
13PA01-017-02	DE69818323	DE	Granted	Differential detector with error correcting function	DE69818323	1998/02/11
13PA01-017-03	EP0860964	FR	Granted	Differential detector with error correcting function	EP98301000	1998/02/11
13PA01-017-04	EP0860964	GB	Granted	Differential detector with error correcting function	EP98301000	1998/02/11
13PA01-017-06	US6069924	US	Granted	Differential detector with error correcting function	US09/027510	1998/02/20
13PA01-018-01	CN1262083	CN	Granted	CDMA radio communication system and its method	CN99110630.X	1999/07/23
13PA01-018-02	DE69936019	DE	Granted	CDMA radio communication system and method	DE69936019	1999/07/21
13PA01-018-05	EP0975118	FR	Granted	CDMA radio communication system and method	EP99114151	1999/07/21
13PA01-018-06	EP0975118	GB	Granted	CDMA radio communication system and method	EP99114151	1999/07/21
13PA01-018-09	JP3411854	JP	Granted	CDMA radio communication system and method	JP19480599	1999/07/08

A-29

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-018-10	JP3411850	JP	Granted	CDMA radio communication system	JP9142999	1999/03/31
13PA01-018-11	US6636723	US	Granted	CDMA radio communication system using chip interleaving	US09/359020	1999/07/22
13PA01-019-01	CN1170388	CN	Granted	Commutation method in CDMA	CN02105576.9	1998/04/15
13PA01-019-02	CN1086524	CN	Granted	Switching over method for CDMA system and base station of mobile station	CN98106939.8	1998/04/15
13PA01-019-03	DE69817904	DE	Granted	Handover method in a spread spectrum communication system	DE69817904	1998/04/14
13PA01-019-04	DE69824054	DE	Granted	Spread spectrum communication system	DE69824054	1998/04/14
13PA01-019-05	EP1304899	FR	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-06	EP1304899	GB	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-07	EP1304899	NL	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-08	EP1304899	SE	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-09	EP0873034	FR	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-10	EP0873034	GB	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-11	EP0873034	NL	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-12	EP0873034	SE	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-13	KR100371837	KR	Granted	Hand-over method, mobile station apparatus and base station apparatus	KR20020030497	2002/05/31
13PA01-019-14	US6628630	US	Granted	Spread spectrum communication method	US09/058881	1998/04/13
13PA01-020-02	US6404778	US	Granted	Radio communication apparatus	US09/159602	1998/09/24
13PA01-021-01	CN1134128	CN	Granted	CDMA/TDD mobile communication system and method	CN99103968.8	1999/03/09
13PA01-021-02	DE69927200	DE	Granted	CDMA/TDD mobile communication system and method	DE69927200	1999/03/04
13PA01-021-03	DE69942350	DE	Granted	CDMA/TDD mobile station and method	DE69942350	1999/03/04
13PA01-021-04	EP1578163	FR	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04
13PA01-021-05	EP1578163	GB	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04
13PA01-021-06	EP1578163	IT	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04
13PA01-021-07	EP0948221	FR	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-08	EP0948221	GB	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-09	EP0948221	IT	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-10	ES2343414	ES	Granted	CDMA/TDD mobile station and method	ES05013391	1999/03/04

A-30

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-021-11	ES2248932	ES	Granted	CDMA/TDD mobile communication system and method	ES99102882	1999/03/04
13PA01-021-12	JP3881770	JP	Granted	System and method for time division duplex CDMA mobile communication	JP7831798	1998/03/10
13PA01-021-13	US6611509	US	Granted	CDMA/TDD mobile communication system and method	US09/264826	1999/03/09
13PA01-021-14	US6807162	US	Granted	CDMA/TDD mobile communication system and method	US10/166268	2002/06/11
13PA01-021-15	US6973065	US	Granted	CDMA/TDD mobile communication system and method	US10/419733	2003/04/22
13PA01-021-16	US7778224	US	Granted	CDMA/TDD mobile communication system and method	US10/885684	2004/07/08
13PA01-022-01	CN100413233	CN	Granted	Communication terminal device and base station device	CN00131890.X	2000/07/05
13PA01-022-02	DE60026907	DE	Granted	Communication terminal apparatus and base station apparatus	DE60026907	2000/07/04
13PA01-022-03	DE60043953	DE	Granted	CDMA transmitter and receiver using midambles	DE60043953	2000/07/04
13PA01-022-04	EP1067723	FR	Granted	Communication terminal apparatus and base station apparatus	EP00114318	2000/07/04
13PA01-022-05	EP1067723	GB	Granted	Communication terminal apparatus and base station apparatus	EP00114318	2000/07/04
13PA01-022-07	EP1667337	FR	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-08	EP1667337	GB	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-09	EP1667337	SE	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-12	JP3748351	JP	Granted	Communication equipment and communication method	JP33139199	1999/11/22
13PA01-022-14	US6765894	US	Granted	Communication terminal apparatus and base station apparatus	US09/606906	2000/06/30
13PA01-022-15	US7656844	US	Granted	Radio transmission apparatus and radio reception apparatus in a CDMA communication system	US10/868029	2004/06/16
13PA01-022-16	US8437316	US	Granted	Radio transmission apparatus and radio reception apparatus in a CDMA communication system	US12/641177	2009/12/17
13PA01-022-17	CN101340257	CN	Granted	Communication terminal device and base station device	CN200810133840.X	2000/07/05
13PA01-023-01	CN1233119	CN	Granted	Wireless communication device and wireless communication method	CN00119928.5	2000/07/03
13PA01-023-03	JP3678944	JP	Granted	Transmitter-receiver	JP18952099	1999/07/02
13PA01-023-04	KR20010015127	KR	Granted	Transmitter-receiver	KR20000037494	2000/07/01
13PA01-023-05	US6839335	US	Granted	Radio communication apparatus and radio communication method	US09/605862	2000/06/29
13PA01-024-01	CA2316782	CA	Granted	Apparatus and method for transmission/reception	CA2316782	1999/11/08
13PA01-024-02	CN1248438	CN	Granted	Transmitting / receiving device and transmitting / receiving method	CN99801989.5	1999/11/08
13PA01-024-03	EP1043858	DE	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08

A-31

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-024-04	EP1043858	FR	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08
13PA01-024-05	EP1043858	GB	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08
13PA01-024-06	IL137058	IL	Granted	Apparatus and method for transmission/reception	IL13705899	1999/11/08
13PA01-024-08	NO332385	NO	Granted	Apparatus and method for transmission/reception	NO20003476	2000/07/05
13PA01-024-09	US7072416	US	Granted	Transmitting/receiving device and transmitting/receiving method	US09/582558	2000/06/29
13PA01-024-10	US7760815	US	Granted	Apparatus and method for transmission/reception	US11/431606	2006/05/11
13PA01-024-11	KR388400	KR	Granted	Apparatus and method for transmission/reception	KR2000-7007459	1999/11/08
13PA01-024-12	KR611866	KR	Granted	Apparatus and method for transmission/reception	KR2003-7000348	2003/01/10
13PA01-025-01	CN1281009	CN	Granted	Apparatus and method for orthogonal frequency division multiplexing communication	CN00126839.2	2000/09/06
13PA01-025-02	DE60041618	DE	Granted	Multicarrier receiver with selectable demodulators	DE60041618	2000/09/06
13PA01-025-03	EP1083718	FR	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-04	EP1083718	GB	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-05	EP1083718	SE	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-07	JP3796076	JP	Granted	OFDM communication equipment	JP25363399	1999/09/07
13PA01-025-09	US6868056	US	Granted	Apparatus and method for OFDM communication	US09/635096	2000/08/09
13PA01-026-01	CN1153392	CN	Granted	Interference signal removing device and interference signal removing method	CN01800054.1	2001/01/15
13PA01-026-02	DE60114511	DE	Granted	Interference signal removing device and interference signal removing method	DE60114511	2001/01/15
13PA01-026-03	EP1164735	FR	Granted	Interference signal removing device and interference signal removing method	EP01900770	2001/01/15
13PA01-026-04	EP1164735	GB	Granted	Interference signal removing device and interference signal removing method	EP01900770	2001/01/15
13PA01-026-05	JP3515033	JP	Granted	Interference signal elimination device and interference signal elimination method	JP2000010877	2000/01/19
13PA01-026-06	US6944208	US	Granted	Interference signal canceling apparatus and interference signal canceling method	US09/936727	2001/09/17
13PA01-027-01	CN1174643	CN	Granted	Combined signalling and signal interference ratio internal ring power control	CN01102993.5	2001/02/13
13PA01-027-03	DE60045506	DE	Granted	Inner-loop power control	DE60045506	2000/11/21
13PA01-027-04	EP1139580	FR	Granted	Inner-loop power control	EP00310315	2000/11/21
13PA01-027-05	EP1139580	GB	Granted	Inner-loop power control	EP00310315	2000/11/21

A-32

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-027-06	EP1139580	IT	Granted	Inner-loop power control	EP00310315	2000/11/21
13PA01-027-07	ES2358388	ES	Granted	Inner-loop power control	ES00310315	2000/11/21
13PA01-027-08	US6781973	US	Granted	Combined signaling and sir inner-loop power control	US09/538888	2000/03/30
13PA01-028-01	CN1181625	CN	Granted	Communication terminal device and transmit power control method	CN00802695.5	2000/11/27
13PA01-028-03	DE60049332.6	DE	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27
13PA01-028-04	EP1146668	FR	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27
13PA01-028-05	EP1146668	GB	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27
13PA01-028-06	JP3583343	JP	Granted	Communication terminal, base station unit and transmission power control method	JP2000076032	2000/03/17
13PA01-028-07	US7145886	US	Granted	Communication terminal, base station system, and method of controlling transmission power	US09/889919	2001/07/25
13PA01-029-02	CN1148895	CN	Granted	Base station unit and method for radio communication	CN01801884.X	2001/07/02
13PA01-029-03	CN1276596	CN	Granted	Base station apparatus and radio communication method	CN200410007371.9	2001/07/02
13PA01-029-04	DE60117263	DE	Granted	Base station unit and method for radio communication	DE60117263	2001/07/02
13PA01-029-05	DE60121055	DE	Granted	Base station apparatus and radio communication method for high-speed data communication	DE60121055	2001/07/02
13PA01-029-06	EP1209824	FR	Granted	Base station unit and method for radio communication	EP01945745	2001/07/02
13PA01-029-07	EP1209824	GB	Granted	Base station unit and method for radio communication	EP01945745	2001/07/02
13PA01-029-08	EP1437841	FR	Granted	Base station apparatus and radio communication method for high-speed data communication	EP04003162	2001/07/02
13PA01-029-09	EP1437841	GB	Granted	Base station apparatus and radio communication method for high-speed data communication	EP04003162	2001/07/02
13PA01-029-10	JP4409793	JP	Granted	Base station equipment and method for radio communication	JP2001200184	2001/06/29
13PA01-029-11	JP4359218	JP	Granted	Base station system and radio communication method	JP2004293911	2004/10/06
13PA01-029-12	US6847828	US	Granted	Base station apparatus and radio communication method	US10/069484	2002/02/27
13PA01-029-13	US7386321	US	Granted	Base station apparatus and radio communication method	US10/793738	2004/03/08
13PA01-030-01	CN1174588	CN	Granted	Grouping receiver and transmission method thereof	CN02119390.8	2002/05/15
13PA01-030-02	DE60208466	DE	Granted	Method and device for error correction in the static header information of a received packet	DE60208466	2002/05/15

A-33

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-030-03	EP1261184	FR	Granted	Method and device for error correction in the static header information of a received packet	EP02010884	2002/05/15
13PA01-030-04	EP1261184	GB	Granted	Method and device for error correction in the static header information of a received packet	EP02010884	2002/05/15
13PA01-030-05	JP3512177	JP	Granted	Packet receiver and packet transmission method	JP2001146281	2001/05/16
13PA01-030-06	US7266118	US	Granted	Packet receiving apparatus and packet transmission method	US10/143989	2002/05/14
13PA01-031-04	CN1288939	CN	Granted	Radio communication system, base station device and communication terminal accommodated in the system	CN01804070.5	2001/11/27
13PA01-031-06	DE60106196	DE	Granted	Radio communication system, base station device and communication terminal accommodated in the system	DE60106196	2001/11/27
13PA01-031-07	DE60114671	DE	Granted	Radio communication system, base station and communication terminal	DE60114671	2001/11/27
13PA01-031-08	EP1246492	SE	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-09	EP1246492	NL	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-10	EP1246492	IT	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-11	EP1246492	GB	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-12	EP1246492	FR	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-13	EP1246492	FI	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-14	EP1387597	FR	Granted	Radio communication system, base station and communication terminal	EP03025316	2001/11/27
13PA01-031-15	EP1387597	GB	Granted	Radio communication system, base station and communication terminal	EP03025316	2001/11/27
13PA01-031-16	ES2230395	ES	Granted	Radio communication system, base station device and communication terminal accommodated in the system	ES01999126	2001/11/27
13PA01-031-17	JP3691383	JP	Granted	Radio communication system, base station device and communication terminal accommodated in the system	JP2000363649	2000/11/29
13PA01-031-18	US7133379	US	Granted	Wireless communication system, and base station apparatus and communication terminal apparatus accommodated in the system	US10/181349	2002/07/17
13PA01-032-11	JP3679000	JP	Granted	Radio base station equipment and radio communication method	JP2000389473	2000/12/21
13PA01-032-13	US7392019	US	Granted	Wireless base station apparatus and wireless communication method	US11/053837	2005/02/10

A-34

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-033-01	CN1224207	CN	Granted	Method and apparatus for automatic request repeat of sending and receiving	CN02142556.6	2002/08/22
13PA01-033-02	DE60104113	DE	Granted	Multichannel ARQ method and apparatus	DE60104113	2001/08/22
13PA01-033-03	EP1286491	FR	Granted	Multichannel ARQ method and apparatus	EP01120182	2001/08/22
13PA01-033-04	EP1286491	GB	Granted	Multichannel ARQ method and apparatus	EP01120182	2001/08/22
13PA01-033-05	JP3650383	JP	Granted	Transmitter, receiver and ARQ transmitting and receiving method	JP2002241027	2002/08/21
13PA01-033-06	KR100494251	KR	Granted	ARQ transmission and reception methods and apparatus	KR20020049754	2002/08/22
13PA01-033-07	US7339949	US	Granted	ARQ transmission and reception methods and apparatus	US10/222989	2002/08/19
13PA01-034-01	CN1319307	CN	Granted	Transmission/reception apparatus and transmission/reception method	CN02820398.4	2002/08/07
13PA01-034-02	DE60239543	DE	Granted	Transmission / reception apparatus and transmission / reception method	DE60239543	2002/08/07
13PA01-034-03	EP1422861	FR	Granted	Transmission / reception apparatus and transmission / reception method	EP02755868	2002/08/07
13PA01-034-04	EP1422861	GB	Granted	Transmission / reception apparatus and transmission / reception method	EP02755868	2002/08/07
13PA01-034-05	JP3880437	JP	Granted	Transmission/reception apparatus and transmission/ reception method	JP2002113607	2002/04/16
13PA01-034-06	US7702025	US	Granted	Transmission/reception apparatus and transmission/reception method	US10/487574	2004/02/25
13PA01-035-01	CN1224293	CN	Granted	Dispatching device, base station device and wireless communication method	CN02804809.1	2002/11/11
13PA01-035-02	EP1365617	FR	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-03	EP1365617	DE	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-04	EP1365617	GB	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-05	JP3576525	JP	Granted	Schedule maker, base station device, and radio communication method	JP2001345444	2001/11/09
13PA01-035-06	US7460502	US	Granted	Scheduling creation apparatus, base station apparatus, and radio communication method	US10/250487	2003/07/03
13PA01-036-01	CN100514895	CN	Granted	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	CN03800915.3	2003/03/19
13PA01-036-02	EP1492258	EP	EP-Pending	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-03	EP1492258	DE	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19

A-35

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-036-04	EP1492258	FR	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-05	EP1492258	GB	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-06	EP1492258	FI	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-07	EP1492258	SE	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-08	JP4287751	JP	Granted	The data retransmission method in multiple carrier transmitting and the communication device which has the data retransmission control equipment	JP2003581390	2003/03/19
13PA01-036-09	US7269774	US	Granted	Data receiving apparatus, data transmitting apparatus and retransmission request method	US10/484951	2004/01/28
13PA01-037-01	CN1266982	CN	Granted	Radio communication apparatus and transfer rate decision method	CN03800365.1	2003/02/06
13PA01-037-02	DE60314588	DE	Granted	Radio communication apparatus and transfer rate decision method	DE60314588	2003/02/06
13PA01-037-03	EP1424869	FR	Granted	Radio communication apparatus and transfer rate decision method	EP03705051	2003/02/06
13PA01-037-04	EP1424869	GB	Granted	Radio communication apparatus and transfer rate decision method	EP03705051	2003/02/06
13PA01-037-05	JP3686614	JP	Granted	Wireless communication apparatus and transmission rate decision method	JP2002030942	2002/02/07
13PA01-037-07	US7385934	US	Granted	Radio communication apparatus and transfer rate decision method	US10/476845	2003/11/06
13PA01-038-01	CN100514973	CN	Granted	Rate matching device and rate matching method	CN03800419.4	2003/01/30
13PA01-038-03	JP3629241	JP	Granted	Device and method for rate matching	JP2002021499	2002/01/30
13PA01-038-04	US7114121	US	Granted	Rate matching device and rate matching method	US10/478139	2003/11/20
13PA01-039-01	CN100502273	CN	Granted	Test device, mobile terminal device and test method	CN200310102691.8	2003/10/29
13PA01-039-02	CN1964243	CN	Granted	Test apparatus, mobile terminal apparatus and wireless transmission property test method	CN200610073263.0	2003/10/29
13PA01-039-04	EP1441554	CH	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-05	EP1441554	DE	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-06	EP1441554	FR	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-07	EP1441554	GB	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15

A-36

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-039-08	EP1441554	IE	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-09	EP1441554	LI	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-10	EP1441554	LU	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-14	US7162206	US	Granted	Test apparatus, mobile terminal apparatus, test method	US10/612289	2003/07/03
13PA01-040-01	DE60332146	DE	Granted	Transmitter apparatus and transmitting method	DE60332146	2003/11/13
13PA01-040-02	EP1564920	FR	Granted	Transmitter apparatus and transmitting method	EP03774003	2003/11/13
13PA01-040-03	EP1564920	GB	Granted	Transmitter apparatus and transmitting method	EP03774003	2003/11/13
13PA01-040-04	JP3796211	JP	Granted	Transmitter and transmitting method	JP2002333448	2002/11/18
13PA01-040-05	JP4163937	JP	Granted	OFDM-CDMA transmitter and OFDM-CDMA transmission method	JP2002355079	2002/12/06
13PA01-040-06	US7746762	US	Granted	Transmitting apparatus and transmitting method	US10/534987	2005/05/16
13PA01-041-01	CN1692592	CN	Granted	CDMA transmitting apparatus and CDMA receiving apparatus	CN200380100629.3	2003/11/14
13PA01-041-02	DE60325751	DE	Granted	CDMA MIMO system	DE60325751	2003/11/14
13PA01-041-03	EP1551124	FR	Granted	CDMA MIMO system	EP03772765	2003/11/14
13PA01-041-04	EP1551124	GB	Granted	CDMA MIMO system	EP03772765	2003/11/14
13PA01-041-05	JP3583414	JP	Granted	Code division multiple access transmitter and code division multiple access receiver	JP2002330453	2002/11/14
13PA01-041-06	US7693140	US	Granted	CDMA transmitting apparatus and CDMA receiving apparatus	US10/527199	2005/03/10
13PA01-042-01	CN1714519	CN	Granted	Radio reception device and radio reception method	CN200380103837.9	2003/11/26
13PA01-042-02	EP1569362	DE	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-03	EP1569362	FR	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-04	EP1569362	GB	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-05	JP3629261	JP	Granted	Apparatus and method for radio reception	JP2002341741	2002/11/26
13PA01-042-06	US7299027	US	Granted	MIMO receiver and MIMO reception method for selection of MIMO separation and channel variation compensation	US10/536010	2005/05/23
13PA01-043-01	CN101019360	CN	Granted	Automatic retransmission request control system and method in MIMO-OFDM system	CN200480043975.7	2004/09/13
13PA01-043-03	EP1788742	DE	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13

A-37

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-043-04	EP1788742	FR	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13
13PA01-043-05	EP1788742	GB	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13
13PA01-043-08	JP4384668	JP	Granted	The automatic request for repetition control system and the retransmission method in the MIMO-OFDM system	JP2006534962	2004/09/13
13PA01-043-09	US8775890	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US11/575015	2007/03/30
13PA01-043-09c1	US9425924	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US14/321185	2014/07/01
13PA01-043-09c2	US9397794	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US14/321117	2014/07/01
13PA01-043-12	US9015546	US	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	US13/554748	2012/07/20
13PA01-043-12c1	US14/691345	US	Pending	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	US14/691345	2015/04/20
13PA01-044-01	CN100578989	CN	Granted	CDMA transmitting apparatus, base station device using the same and CDMA transmitting method	CN200480000627.1	2004/04/28
13PA01-044-02	EP1630993	EP	EP-Pending	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-03	EP1630993	DE	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-04	EP1630993	FR	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-05	EP1630993	GB	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-06	EP1630993	SE	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-07	EP1630993	FI	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-08	JP3799030	JP	Granted	Device and method for CDMA transmission	JP2003132133	2003/05/09
13PA01-044-09	US7251469	US	Granted	CDMA transmitting apparatus and CDMA transmitting method	US10/522980	2005/02/02
13PA01-044-10	US7764711	US	Granted	CDMA transmission apparatus and CDMA transmission method	US11/767124	2007/06/22
13PA01-045-02	CN100591000	CN	Granted	Classifying-synthesizing transmission method of multi-user feedback information at base station	CN200580029870.0	2005/09/05
13PA01-045-05	JP4675904	JP	Granted	Taxonomic synthetic transmission method of feedback information multi user in base station	JP2006535743	2005/09/05
13PA01-045-07	US8086270	US	Granted	Classifying-synthesizing transmission method of multi-user feedback information at base station	US11/574636	2005/09/05

A-38

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-046-01	EP1811700	EP	EP-Pending	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-02	EP1811700	DE	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-03	EP1811700	FR	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-04	EP1811700	GB	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-05	JP4838144	JP	Granted	Communication device, communication system and communication method	JP2006545166	2005/11/18
13PA01-046-06	US7848439	US	Granted	Communication apparatus, communication system, and communication method	US11/719611	2005/11/18
13PA01-047-01	BRPI0515242	BR	Pending	Efficient rise over thermal (rot) control during soft handover	BRPI0515242-9	2005/08/31
13PA01-047-02	CN101053272	CN	Granted	Efficient rise over thermal (rot) control during soft handover	CN200580037780.6	2005/08/31
13PA01-047-03	DE602004008068	DE	Granted	Efficient rise over thermal (rot) control during soft handover	DE602004008068	2004/08/31
13PA01-047-04	DE602004021447	DE	Granted	Efficient rise over thermal (rot) control during soft handover	DE602004021447	2004/08/31
13PA01-047-05	EP1631104	FR	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-06	EP1631104	SE	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-07	EP1631104	GB	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-08	EP1631104	FI	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-09	EP1631104	IT	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-10	EP1838125	FR	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-11	EP1838125	SE	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-12	EP1838125	GB	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-13	EP1838125	FI	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-14	EP1838125	IT	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-15	ES2291786	ES	Granted	Method for communicating information relating to scheduling of uplink data transmissions, mobile communication system, base station, wireless network controller, and mobile terminal	ES04020647	2004/08/31
13PA01-047-16	ES2327008	ES	Granted	Efficient rise over thermal (rot) control during soft handover	ES07011278	2004/08/31

A-39

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-047-18	JP4041531	JP	Granted	The method of communicating the information which it is related to the scheduling of uplink data transmission, the portable communication system, base station, the radio network controller, and the portable terminal	JP2007512130	2005/08/31
13PA01-047-20	IN260832	IN	Granted	Efficient rise over thermal (rot) control during soft handover	IN601/KOLNP/2007	2007/02/19
13PA01-047-21	US8175604	US	Granted	Efficient rise over thermal (rot) control during soft handover	US10/588073	2005/08/31
13PA01-048-01	CN101103575	CN	Granted	Multi-antenna communication method and multi-antenna communication device	CN200680002338.4	2006/01/10
13PA01-048-02	JP4769201	JP	Granted	Multiple antenna communication method and multiple antenna communication device	JP2006552910	2006/01/10
13PA01-048-03	US7860184	US	Granted	Multi-antenna communication method and multi-antenna communication apparatus	US11/813650	2006/01/10
13PA01-049-01	CN101283535	CN	Granted	Method for generating and detecting multiple pilot frequencies in multi-antenna communication system	CN200680037602.8	2006/11/22
13PA01-049-03	JP4981682	JP	Granted	Multiple pilot formation method and the method of detection in the multiple antenna communication system	JP2007546481	2006/11/22
13PA01-049-04	US8073070	US	Granted	Multi-pilot generation method and detection method in multi-antenna communication system	US12/092944	2006/11/22
13PA01-050-03	JP4914352	JP	Granted	Communication terminal unit and base station device	JP2007521121	2006/03/03
13PA01-050-04	US8249132	US	Granted	Communication terminal and receiving method	US11/909425	2006/03/03
13PA01-052-02	EP2061170	DE	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-03	EP2061170	FR	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-04	EP2061170	GB	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-05	JP4654298	JP	Granted	OFDM transmitting device and OFDM receiving device	JP2008534161	2006/09/11
13PA01-052-06	US8218681	US	Granted	OFDM transmitter and OFDM receiver	US12/440894	2009/03/11
13PA01-052-06r	US14/328576	US	Reissuing	OFDM transmitter and OFDM receiver	US14/328576	2014/07/10
13PA01-052-06r2	US15/011066	US	Reissuing	OFDM transmitter and OFDM receiver	15/011066	2016/01/29
13PA01-053-03	JP5009982	JP	Granted	Multiple carrier transmitting device	JP2009516088	2007/05/25
13PA01-053-04	US8249178	US	Granted	Multicarrier transmitter and multicarrier receiver	US12/601804	2007/05/25
13PA01-057-02	US6175558	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/000947	1997/12/30

A-40

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-057-03	US6301237	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/562921	2000/05/02
13PA01-057-04	US6529492	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/562922	2000/05/02
13PA01-057-05	US6370131	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/576250	2000/05/24
13PA01-057-06	US6584088	US	Granted	CDMA radio multiplex transmitting device and CDMA radio multiplex receiving device	US09/825998	2001/04/05
13PA01-057-07	US6549526	US	Granted	CDMA radio multiplex transmitting device and a CDMA multiplex receiving device	US09/826005	2001/04/05
13PA01-057-08	US7136367	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US10/335916	2003/01/03
13PA01-057-09	USRE41444	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US12/270499	2008/11/13
13PA01-058-01	CA2246168	CA	Granted	PN code generating apparatus and mobile radio communication system	CA2246168	1998/08/31
13PA01-058-03	CN100379299	CN	Granted	PN code producing method and device	CN02127365.0	1998/08/27
13PA01-058-04	CN1094019	CN	Granted	PN code generating device and mobile radio communication system	CN98118564.9	1998/08/27
13PA01-058-05	DE69838572	DE	Granted	PN code generator	DE69838572	1998/08/27
13PA01-058-07	DE69843458.7	DE	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-08	EP1835617	FR	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-09	EP1835617	GB	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-10	EP1835617	FI	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-11	EP1835617	SE	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-12	EP0901236	FI	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-13	EP0901236	FR	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-14	EP0901236	GB	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-15	EP0901236	SE	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-16	JP3329705	JP	Granted	PN code generator and mobile radio communication system	JP25287297	1997/09/02
13PA01-058-17	US6295301	US	Granted	PN code generating apparatus and mobile radio communication system	US09/139325	1998/08/25
13PA01-058-18	US6697384	US	Granted	Method and apparatus for calculating a state of starting a PN code generating operation	US09/916284	2001/07/30

A-41

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-059-02	CA2266104	CA	Granted	CDMA mobile station and CDMA transmission method	CA2266104	1998/07/16
13PA01-059-04	CN100442686	CN	Granted	CDMA mobile station equipment and CDMA transmitting method	CN03108352.8	1998/07/16
13PA01-059-05	CN1109476	CN	Granted	CDMA mobile station apparatus and CDMA transmission method	CN98801017.8	1998/07/16
13PA01-059-06	DE69831726	DE	Granted	CDMA mobile station and CDMA transmission method	DE69831726	1998/07/16
13PA01-059-07	EP0936831	FR	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-08	EP0936831	GB	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-09	EP0936831	IT	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-10	EP0936831	NL	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-11	ES2251091	ES	Granted	CDMA mobile station apparatus and CDMA transmission method	ES98932553	1998/07/16
13PA01-059-12	JP3655057	JP	Granted	CDMA mobile transmitting device and transmitting method using the device	JP20964297	1997/07/19
13PA01-059-13	US6466563	US	Granted	CDMA mobile station and CDMA transmission method	US09/147831	1999/03/16
13PA01-060-01	CN1167219	CN	Granted	CDMA radio communication equipment	CN02102800.1	1998/07/17
13PA01-060-02	CN100353693	CN	Granted	CDMA radio communication apparatus	CN200410059002.4	1998/07/17
13PA01-060-03	CN1113497	CN	Granted	Radio communication terminal apparatus	CN98116336.X	1998/07/17
13PA01-060-04	DE69825370	DE	Granted	CDMA radio communication apparatus	DE69825370	1998/07/15
13PA01-060-05	DE69839197	DE	Granted	A synchronization method for a CDMA system	DE69839197	1998/07/15
13PA01-060-06	EP1447918	FR	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-07	EP1447918	GB	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-08	EP1447918	IT	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-10	EP1914904	DE	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709 (DE69843248.7)	1998/07/15
13PA01-060-11	EP1914904	FR	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-12	EP1914904	GB	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-13	EP1914904	ES	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-14	EP1914904	IT	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-15	EP0892503	FR	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15

A-42

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-060-16	EP0892503	GB	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15
13PA01-060-17	EP0892503	IT	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15
13PA01-060-18	ES2301896	ES	Granted	A synchronization method for a CDMA system	ES04012123	1998/07/15
13PA01-060-19	ES2226037	ES	Granted	A CDMA radio communication system and a transmission apparatus for such a system	ES98113191	1998/07/15
13PA01-060-20	US6370134	US	Granted	CDMA radio communication apparatus	US09/115502	1998/07/15
13PA01-060-21	US7035233	US	Granted	Radio communication terminal apparatus and radio communication base station apparatus	US10/014352	2001/12/14
13PA01-060-22	US7535864	US	Granted	Radio communication terminal apparatus and radio communication base station apparatus	US11/372152	2006/03/10
13PA01-063-02	CN100469169	CN	Granted	Communication terminal device and radio communication method	CN01802181.6	2001/08/02
13PA01-063-04	DE60134208	DE	Granted	Communication terminal, base station device, and radio communication method	DE60134208	2001/08/02
13PA01-063-05	EP1217861	FR	Granted	Communication terminal, base station device, and radio communication method	EP01955557	2001/08/02
13PA01-063-06	EP1217861	GB	Granted	Communication terminal, base station device, and radio communication method	EP01955557	2001/08/02
13PA01-063-07	EP1976141	EP	EP-Pending	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-08	EP1976141	DE	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-09	EP1976141	FR	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-10	EP1976141	GB	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-11	JP3426200	JP	Granted	Communication terminal device, base station device and radio communication method	JP2000285405	2000/09/20
13PA01-063-13	JP2003224516	JP	Granted	Communication terminal apparatus, base station apparatus and radio communication method	JP2002367213	2002/12/18
13PA01-063-14	JP2009284537	JP	Granted	Transmission method, receiving method, and radio communication method	JP2009197375	2009/08/27
13PA01-063-15	JP4536821	JP	Granted	Transmission apparatus, receiving apparatus and wireless communication system	JP2009197376	2009/08/27
13PA01-063-16	US6760590	US	Granted	Communication terminal apparatus, base station apparatus, and radio communication method	US10/089605	2002/04/01

A-43

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-063-17	US6799053	US	Granted	Communication terminal apparatus	US10/321500	2002/12/18
13PA01-063-18	US7206587	US	Granted	Communication terminal apparatus, base station apparatus, and radio communication method	US10/321623	2002/12/18
13PA01-063-19	CN101489250	CN	Granted	Communication terminal device and radio communication method	CN200910008458A	2001/02/08
14NC01-001-01	CN1262139	CN	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	CN00819795.4	2000/08/10
14NC01-001-02	DE60023359	DE	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-03	EP1310129	FR	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-04	EP1310129	GB	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-05	KR693394	KR	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	KR7001821/2003	2000/08/10
14NC01-001-06	RU2262213	RU	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	RU2003103593	2000/08/10
14NC01-001-07	US7925762	US	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	US10/343707	2000/08/10
14NC01-002-01	US7623529	US	Granted	NETWORK INITIATED DEREGISTRATION FROM IP MULTIMEDIA SERVICES	US10/398575	2001/10/09
14NC01-002-02	CN100473217	CN	Granted	Communication network system and network device thereof and method of providing communication	CN01817056.0	2001/10/09
14NC01-002-02d1	CN1984375	CN	Granted	Communication network system and network device thereof and method of providing communication	CN 200610156229	2001/10/09
14NC01-002-05	HK1107890	HK	Granted	Communication network system and network device thereof and method of providing communication	7113522.3	2007/12/12
14NC01-003-01	EP1346558	AT	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-02	BRPI0017382	BR	Granted	PREPAID SERVER	BRPI0017382.7	2000/12/22
14NC01-003-03	CA2428329	CA	Granted	PREPAID SERVER	CA2428329	2000/12/22
14NC01-003-04	EP1346558	CH	Granted	PREPAID SERVER	EP00987457.9	2000/12/22

A-44

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-003-05	CN1279741	CN	Granted	PREPAID SERVER	CN00820083.1	2000/12/22
14NC01-003-06	DE60035531	DE	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-07	ES2288490	ES	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-08	EP1346558	FR	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-09	EP1346558	GB	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-10	EP1346558	IT	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-11	EP1346558	NL	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-12	EP1346558	SE	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-13	TR200706776T4	TR	Granted	PREPAID SERVER	TR00987457.9	2000/12/22
14NC01-003-15	US7065339	US	Granted	PREPAID SERVER	US10/451236; US20040058671	2000/12/22
14NC01-004-01	DE60109066	DE	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	EP01929406.5	2001/03/05
14NC01-004-02	EP1368946	GB	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	EP01929406.5	2001/03/05
14NC01-004-03	US7991894	US	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	US10/469787	2001/03/05
14NC01-005-01	US7304966	US	Granted	Accessing IP multimedia subsystem	US10/479457	2003/12/02
14NC01-006-01	US6888828	US	Granted	Accessing IP multimedia subsystem	US09/967927	2001/10/02
14NC01-007-01	DE60046674	DE	Granted	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	EP00965599.4	2000/08/09
14NC01-007-03	US6801542	US	Granted	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	US09/377263	1999/08/19
14NC01-008-01	BRPI0614221	BR	Pending	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	BRPI0614221.4	2006/07/11
14NC01-008-02	CN101223756B	CN	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	CN200680025371.9	2006/07/11
14NC01-008-04	IDP000036392	ID	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	IDW00200800123	2006/07/11
14NC01-008-05	KR1026155	KR	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	KR2008-7003214	2006/07/11

A-45

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-008-06	MX282232	MX	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	MX/a/2008/000568	2006/07/11
14NC01-008-07	PH1-2007-502943	PH	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	PH1-2007-502943	2006/07/11
14NC01-008-08	RU2384004	RU	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	RU2008100148	2006/07/11
14NC01-008-09	SG139065	SG	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	SG200800268.5	2006/07/11
14NC01-008-10	US8681751	US	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	US11/348896	2006/02/07
14NC01-008-11	VN1-2008-00326	VN	Pending	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	VN1-2008-00326	2006/07/11
14NC01-008-12	ZA200800233	ZA	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	ZA2008/0233	2006/07/11
14NC01-008-13	EP1905212	DE	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-14	EP1905212	FR	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-15	EP1905212	GB	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-10r1	US15/077548	US	Reissuing	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	US15/077548	2016/03/22
14NC01-009-01	EP1338152	FR	Granted	3RD GEN MOBILITY USING SIP	EP1338152	2001/11/21
14NC01-009-02	US6904035	US	Granted	3RD GEN MOBILITY USING SIP	US09/991540	2001/11/14
14NC01-010-01	CN1539106	CN	Granted	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	CN02815394.4	2002/07/11
14NC01-010-02	EP1415212	EP	EP-Pending	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-03	US7900242	US	Granted	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	US10/192753	2002/07/09
14NC01-010-04	EP1415212	DE	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-05	EP1415212	FR	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-06	EP1415212	GB	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11

A-46

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-011-01	CN100571461	CN	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	CN200480000385.6	2004/02/17
14NC01-011-02	EP1595418	EP	EP-Pending	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-03	IDP0030947	ID	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IDW00200501937	2004/02/17
14NC01-011-04	IN200403049	IN	Pending	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IN03049/CHENP/2004	2004/02/17
14NC01-011-05	SG115865	SG	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	SG200406163.6	2004/02/17
14NC01-011-06	US7917620	US	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	US10/614343	2003/07/08
14NC01-011-07	EP1595418	DE	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-08	EP1595418	FR	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-09	EP1595418	GB	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-012-01	AU2005232140	AU	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	AU2005232140	2005/03/17
14NC01-012-02	CN1961595	CN	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	CN200580017529.3	2005/03/17
14NC01-012-04	KR0924513	KR	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	KR2006-7023181	2005/03/17
14NC01-013-01	CN101385313	CN	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	CN200780005866.X	2007/01/22
14NC01-013-02	DE602007033333	DE	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-04	EP1987649	GB	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-05	IN200806684	IN	Pending	IMS-CS INTERWORKING FOR VIDEO CALLS	IN6684/DELNP/2008	2007/01/22
14NC01-013-06	EP1987649	NL	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-07	SG145112	SG	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	SG200805775.4	2007/01/22
14NC01-013-08	TH0701000284	TH	Pending	IMS-CS INTERWORKING FOR VIDEO CALLS	TH0701000284	2007/01/23
14NC01-013-09	US7860102	US	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	US11/508258	2006/08/23
14NC01-013-10	EP1987649	CH	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-11	EP1987649	IE	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-12	EP1987649	FR	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-13	EP1987649	LU	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-14	EP1987649	LI	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-15	RU2408998	RU	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	RU2008132295A	2007/01/22
14NC01-014-01	CN101444062	CN	Granted	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	CN200780010857.X	2007/03/27

A-47

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-014-02	EP1999929	EP	EP-Pending	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-03	US9419955	US	Granted	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US11/691417	2007/03/26
14NC01-014-04	EP1999929	DE	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-05	EP1999929	FR	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-06	EP1999929	GB	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-08	IN08619/DELNP/08	IN	Pending	CARRYING TRUSTED NETWORK PROVIDED	IN08619/DELNP/08	2008/10/14
14NC01-014-03d1	US15/205679	US	Pending	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US15/205679	2016/07/08
14NC01-015-01	CN101523858	CN	Pending	DHT-BASED CORE IMS NETWORK	CN200780038286.0	2007/09/11
14NC01-015-03	US7796990	US	Granted	DHT-BASED CORE IMS NETWORK	US11/520655	2006/09/14
14NC01-015-04	DE602007047624	DE	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-05	EP2062422	FR	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-06	EP2062422	GB	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-02d1	EP16185316.3	EP	EP-Pending	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-04d1	EP16185316.3	DE	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-05d1	EP16185316.3	FR	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-06d1	EP16185316.3	GB	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-016-01	US7822035	US	Granted	SIP COMMUNICATION SERVICE IDENTIFIERS	US11/715209	2007/03/07
13HU01-001-01	BRPI0614848	BR	Pending	Method, system and equipment for processing sip requests in IMS network	BRPI614848A	2006/07/26
13HU01-001-02	CN100502402	CN	Granted	Method and device for processing session message in IMS network	CN200510119756.9	2005/11/04
13HU01-001-03	CN101189850	CN	Granted	Method, system and device in IMS network processing SIP message	CN200680011706.1	2006/07/26
13HU01-001-04	EP1755310	DE	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-06	EP1755310	ES	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-07	EP1755310	FR	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18

A-48

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-001-08	EP1755310	GB	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-09	IN254557	IN	Granted	Method, system and equipment for processing sip requests in IMS network	IN454/CHENP/2008	2006/07/26
13HU01-001-10	EP1755310	IT	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-11	US7835352	US	Granted	Method, system and equipment for processing sip requests in IMS network	US2006506581A 11/506581	2006/08/18
13HU01-002-01	CN100551148	CN	Granted	Method for realizing system switch in encryption mode	CN200510093678.X	2005/09/01
13HU01-002-02	CN101156498	CN	Granted	Method for implementing inter-system switch-over	CN200680011893.3	2006/09/01
13HU01-002-03	EP1871134	DE	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-002-05	EP1871134	FR	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-002-06	EP1871134	GB	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-003-01	CN101031004	CN	Granted	Method for realizing on-hook triggering service	CN200610058041.1	2006/02/28
13HU01-003-02	CN101160940	CN	Granted	Method for implementing service triggered by off-hook	CN200680012256.8	2006/10/31
13HU01-003-04	US8149824	US	Granted	Method and system for implementing service triggered by off-hook	US2007668532A 11/668,523	2007/01/30
13HU01-004-01	CN1964365	CN	Granted	Method for switching terminal status in media gateway	CN200510101368.8	2005/11/11
13HU01-004-02	CN101156398	CN	Granted	Method and system for switching terminal state of media gateway	CN200680011910.3	2006/10/24
13HU01-004-03	EP1786216	DE	Granted	Method and system for switching the state of a termination in a media gateway	EP2006023462A	2006/11/10
13HU01-004-05	EP1786216	FR	Granted	Method and system for switching the state of a termination in a media gateway	EP2006023462A	2006/11/10
13HU01-004-06	US7693141	US	Granted	Method and system for switching the state of a termination in a media gateway	US2006595768A 11/595768	2006/11/10
13HU01-005-02	CN1901550	CN	Granted	Subscribing method based on conversation start protocol and its system and device	CN200610106654.8	2006/07/21
13HU01-005-05	US7948955	US	Granted	Subscription method and device	US200817423A [08/0113669] 12/017,423	2008/01/22
13HU01-006-02	CN1303793	CN	Granted	Method for realizing application server communication	CN200510103571.9	2005/09/21
13HU01-006-03	EP1796326	DE	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-05	EP1796326	FR	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21

A-49

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-006-06	EP1796326	GB	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-07	EP1796326	IT	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-08	EP1796326	NL	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-09	EP1796326	SE	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-007-01	CN1929627	CN	Granted	Method and system for realizing public user identification carrying in ims network	CN200510098402.0	2005/09/06
13HU01-007-02	CN1941774	CN	Granted	Method and system for realizing public user mark carrier	CN200510108128.0	2005/09/29
13HU01-007-03	CN1941739	CN	Granted	Method and system for allocating and using user mark	CN200510108129.5	2005/09/29
13HU01-007-04	EP1761077	DE	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-06	EP1761077	FR	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-07	EP1761077	SE	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-08	US7787878	US	Granted	Method and system for enabling number portability in IMS networks	US2006516946A 11/516946	2006/09/06
13HU01-008-04	US7792116	US	Granted	Method and device for interworking between internet protocol networks	US2007703709A 11/703709	2007/02/08
13HU01-009-01	CN100563235	CN	Granted	Network element with interconnecting function, CSI terminal, IMS terminal interconnecting system and method	CN200610077923.2	2006/04/26
13HU01-009-02	CN101313543	CN	Granted	Exchange functional network element, CSI terminal, IMS terminal exchange system and method	CN200780000211.3	2007/01/09
13HU01-009-03	EP1973283	DE	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09
13HU01-009-05	EP1973283	FR	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09
13HU01-009-06	EP1973283	GB	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09
13HU01-009-07	US8213419	US	Granted	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	US2008170227A 12/170227	2008/07/09
13HU01-009-07r	US14/323165	US	Reissuing	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	14/323165	2014/07/03

A-50

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-009-07s	US14/856401	US	Reissuing	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	US14/856401	2015/09/16
13HU01-010-01	CN100411398	CN	Granted	Edge or packet gateway controlling method in next generation network and its system	CN200510026714.0	2005/06/13
13HU01-010-02	CN100426805	CN	Granted	Edge or packet gateway control system in next generation network and its method	CN200510026736.7	2005/06/14
13HU01-010-03	CN100438515	CN	Granted	Edge or packet gateway controlling method in next generation network and its system	CN200510026737.1	2005/06/14
13HU01-010-04	CN101160799	CN	Granted	Fringe or packet gateway control system and control method thereof	CN200680012195.5	2006/05/25
13HU01-010-06	US7881317	US	Granted	Border/packet gateway control system and control method	US2007680234A 11/680,234	2007/02/28
13HU01-011-02	EP1786162	DE	Granted	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING	EP2006741937A	2006/05/22
13HU01-011-04	EP1786162	GB	Granted	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING	EP2006741937A	2006/05/22
13HU01-011-05	US8335221	US	Granted	Method for listening to signal tone from a called party by a calling party during network interworking	US2007707759A 11/707,759	2007/02/16
13HU01-012-04	EP1816887	DE	Granted	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING	EP2006775336A	2006/08/10
13HU01-012-06	EP1816887	FR	Granted	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING	EP2006775336A	2006/08/10
13HU01-012-08	JP04619441	JP	Granted	The method and system which implement	JP2008527289A	2006/08/10
13HU01-012-09	RU2408154	RU	Granted	METHOD AND SYSTEM FOR REALISATION OF DYNAMIC ROUTING OF CALL SIGNALS	RU2008101969A	2006/08/10
13HU01-012-10	US8125995	US	Granted	Method and system for implementing dynamic signaling routing	US2007821113A 11/821,113	2007/06/21
13HU01-013-01	CN100459569	CN	Granted	Quick route switching method and apparatus for network node devices	CN200510032840.7	2005/01/14
13HU01-013-03	EP1718014	FR	Granted	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE	EP2006705441A	2006/01/09
13HU01-013-04	EP1718014	SE	Granted	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE	EP2006705441A	2006/01/09
13HU01-013-05	US7898943	US	Granted	Method for switching route and network device thereof	US2003591218A 10/591,218	2007/11/21
13HU01-014-01	CN100479417	CN	Granted	Communication method preventing circumbendibus of media-flow	CN200510098546.6	2005/09/02
13HU01-014-03	602006048939.0	DE	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31

A-51

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-014-06	EP1760986	FR	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31
13HU01-014-07	EP1760986	GB	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31
13HU01-014-09	US8108526	US	Granted	Communication method and device for preventing media stream circuitry	US2006469796A 11/469,796	2006/09/01
13HU01-014-03d1	EP16168008.7	DE	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-11d1	EP16168008.7	EP	EP-Pending	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-06d1	EP16168008.7	FR	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-07d1	EP16168008.7	GB	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-015-01	CN101212309	CN	Granted	Method for controlling time stamp of reported event	CN200610170447.9	2006/12/30
13HU01-015-02	EP2037627	DE	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-04	EP2037627	FR	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-05	EP2037627	IT	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-06	US8116322	US	Granted	Method and apparatus for controlling reporting of an event timestamp	US2009354289A 12/354289	2009/01/15
13HU01-016-01	CN1996968	CN	Granted	Decision method for the media gateway controller to distribute the resource	CN200610093956.6	2006/06/26
13HU01-016-03	EP2034670	DE	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-05	EP2034670	FR	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-06	EP2034670	IT	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-07	US7899065	US	Granted	Method, apparatus and system for a media gateway controller to deliver a resource provision decision to a media gateway	US2008342546A 12/342,546	2008/12/23
13HU01-017-01	CN100442930	CN	Granted	Mobile exchanging center and called parner processing method	CN200510110891.7	2005/11/29
13HU01-017-03	EP1898658	DE	Granted	MSC AND CALLED PROCESS METHOD THEREOF	EP2006775455A	2006/08/22

A-52

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-018-01	CN100471140	CN	Granted	Method for detecting QoS	CN200610062951.7	2006/09/29
13HU01-018-02	CN101001208	CN	Granted	Method for detecting QoS	CN200610165838.1	2006/12/13
13HU01-018-03	CN101052014	CN	Granted	Method for detecting QoS	CN200710107595.0	2007/05/21
13HU01-018-04	EP1983688	DE	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-018-07	EP1983688	FR	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-018-08	EP1983688	GB	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-019-01	CN1905472	CN	Granted	Method for implementing IMS network reliability	CN200510085400.8	2005/07/27
13HU01-019-02	EP1914937	DE	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/28
13HU01-019-04	EP1914937	FR	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/25
13HU01-019-05	EP1914937	GB	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/25
13HU01-020-01	CN100546308	CN	Granted	Gateway control protocol message transmission method	CN200510034409.6	2005/04/22
13HU01-020-02	US7653076	US	Granted	Method and apparatus for gateway control protocol message transmission	US2007856152A 11/856,152	2007/09/17
13HU01-021-02	CN100349411	CN	Granted	Medium flow service quality reporting method	CN200410062978.7	2004/06/30
13HU01-021-06	EP1739900	PT	Granted	A METHOD FOR ACQUIRING THE QOS OF THE MULTIMEDIA STREAM PERIODICALLY	EP2005759437A	2005/06/30
13HU01-021-08	US7583612	US	Granted	Method for periodically acquiring the QoS of media stream and system thereof	US2006558619A	2006/11/10
13HU01-022-01	CN100499656	CN	Granted	Method for implementing medium gateway function, wireless access controlling apparatus and access system	CN200510051044.8	2005/02/25
13HU01-022-02	US8085712	US	Granted	Method for implementing media gateway function,radio access control device and access system	US20080049705A1 US2007844481A	2006/02/27
13HU01-023-01	CN100583918	CN	Granted	Safety protection method for service interruption of exchange network and its device	CN200610065066.4	2006/03/16
13HU01-023-03	US7710880	US	Granted	Method and apparatus for security protection of service interruption in switch network	US2006618597A	2006/12/29
13HU01-024-01	CN101841888	CN	Granted	Resource control method, related equipment and related system	CN200910118794.0	2009/03/16
13HU01-024-02	EP2439979	DE	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-05	EP2439979	FR	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-06	EP2439979	GB	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-08	US8224325	US	Granted	Resource control method, relevant device, and system	US13235062A	2011/09/16

A-53

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-024-03d1	EP16167016.1	EP	EP-Pending	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-02d1	EP16167016.1	DE	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-05d1	EP16167016.1	FR	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-06d1	EP16167016.1	GB	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-025-01	AU2003271027	AU	Granted	A network security authentication method	AU2003271027A	2003/09/22
13HU01-025-03	US8195942	US	Granted	Network security authentication method	US2003531569A	2005/04/18
13HU01-026-01	CN100574185	CN	Granted	Method for ensuring media stream safety in IP multimedia service subsystem network	CN200510000097.7	2005/01/07
13HU01-026-02	EP1835652	DE	Granted	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM	EP2005848163A	2005/12/31
13HU01-026-04	EP1835652	GB	Granted	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM	EP2005848163A	2005/12/31
13HU01-026-05	US9167422	US	Granted	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	14/050768	2013/10/10
13HU01-026-06	US8582766	US	Granted	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	US2007774271A 11/774271	2007/07/06
13HU01-026-05c1	US14/885168	US	Pending	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	US14/885168	2015/10/16
13HU01-027.1-01	AR053615	AR	Granted	Method for Implementing Access Domain Security of IP Multimedia Subsystem	ARP20060102194A	2006/05/26
13HU01-027.1-02	CN100461942	CN	Granted	Method for selecting safety mechanism of IP multimedia subsystem access field	CN200510071538.2	2005/05/27
13HU01-027.1-03	DE602006007648.7	DE	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	DE602006007648T	2006/04/03
13HU01-027.1-06	EP1755311	FR	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	EP2006722247A	2006/04/03
13HU01-027.1-07	EP1755311	GB	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	EP2006722247A	2006/04/03
13HU01-027.1-08	TWI314414	TW	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	TW2006118609A	2006/05/25
13HU01-027.1-11	TH45432	TH	Granted	Method for Implementing Access	TH0510947	2006/05/25
13HU01-027.2-01	CN100571134	CN	Granted	Method for verifying user terminal in IP multimedia subsystem	CN200510070351.0	2005/04/30
13HU01-027.2-02	EP1879324	DE	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27

A-54

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-027.2-04	EP1879324	ES	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-05	EP1879324	FR	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-06	EP1879324	GB	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-07	EP1879324	IT	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-08	US8335487	US	Granted	Method for authenticating user terminal in IP multimedia sub-system	US11/896389	2007/08/31
13HU01-028-02	CN101128049	CN	Granted	Method and system for providing circuit domain service and service control node SCP	CN200610141030.X	2006/09/28
13HU01-028-03	EP2056536	DE	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-028-05	EP2056536	FR	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-028-06	EP2056536	GB	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-029-01	AR50123	AR	Granted	Communications network system for implementing mixed services and method thereof	ARP20050103360A	2005/08/11
13HU01-029-02	BR200507677	BR	Granted	Communications network system for implementing mixed services and method thereof	BRPI507677A	2005/08/11
13HU01-029-06	ID0024111	ID	Granted	Method and system for realizing short message intercommunication based on mixed telephone number	IDW-00200602090	2005/08/11
13HU01-029-07	IN246930	IN	Granted	Method and system for realizing short message intercommunication based on mixed telephone number	IN4422/CHENP/2006	2005/08/11
13HU01-029-08	RU2370904	RU	Granted	TELECOMMUNICATION NETWORK SYSTEM FOR IMPLEMENTING VARIOUS SERVICES AND METHOD OF IMPLEMENTING THEREOF	RU2006130835A	2005/08/11
13HU01-029-09	US7787608	US	Granted	Communications network system for implementing mixed services and method thereof	US11/489208	2006/07/19
13HU01-030-01	CN101247632	CN	Granted	Method, system and device for using IMS communication service identification in communication system	CN200710079246.2	2007/02/13
13HU01-030-03	EP1959632	DE	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-04	EP1959632	EP	EP-Pending	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-05	EP1959632	FI	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12

A-55

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-030-06	EP1959632	FR	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-07	EP1959632	GB	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-08	IN5391/DELNP/2009	IN	Pending	Method, System and Apparatus for Using IMS Communication Service Identifiers in a Communication System	IN5391/DELNP/2009	2007/11/19
13HU01-030-09	RU2434351	RU	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER IN COMMUNICATION SYSTEM	RU2009134133A	2007/11/19
13HU01-030-10	EP1959632	SE	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-11	US8417240	US	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US13/414770	2012/03/08
13HU01-030-11r	US14/285524	US	Reissuing	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US14/285524	2014/05/22
13HU01-030-12	US8185105	US	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US12/539890	2009/08/12
13HU01-031-02	CN101064661	CN	Granted	Method and apparatus for notifying user to complement service	CN200610099533.5	2006/07/28
13HU01-031-03	CN101317438	CN	Granted	Method and device for perceiving supplementary service executed by user	CN200780000297.X	2007/02/08
13HU01-031-04	EP1881689	DE	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-031-06	EP1881689	FR	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-031-07	EP1881689	GB	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-032-01	CN101056452	CN	Granted	Method and system for negotiating the voice encoding and decoding format in the communication system	CN200610035050.9	2006/04/18
13HU01-032-02	CN101167374	CN	Granted	Method, system and device for negotiating voice coding/decoding in communication system	CN200680013004.7	2006/11/29
13HU01-032-03	EP1848190	DE	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-05	EP1848190	FI	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-06	EP1848190	FR	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-07	EP1848190	GB	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17

A-56

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-032-08	EP1848190	SE	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-09	US7764953	US	Granted	Method, system and device for speech Codec negotiation in communication system	US2007787527A	2007/04/17
13HU01-033-01	CN101026653	CN	Granted	System and method for realizing colour image business	CN200610057699.0	2006/02/24
13HU01-033-02	CN101156426	CN	Granted	System and method for implementing polychrome service	CN200680011755.5	2006/11/01
13HU01-033-03	CN102394863	CN	Granted	System and method for realizing colour image business	CN201110266055.3	2006/02/24
13HU01-033-04	EP1826985	DE	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-06	EP1826985	FR	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-07	EP1826985	GB	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-08	US8855272	US	Granted	System and method for implementing multimedia calling line identification presentation service	US11/698891	2007/01/29
13HU01-033-08c1	US20150026354	US	Pending	System and method for implementing multimedia calling line identification presentation service	US14/507302	2014/10/06
13HU01-033-08c2	US20150024723	US	Pending	System and method for implementing multimedia calling line identification presentation service	US14/507309	2014/10/06
13HU01-034-01	CN100487788	CN	Granted	A method to realize the function of text-to-speech convert	CN200510114277.8	2005/10/21
13HU01-034-02	EP1950737	DE	Granted	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION	EP2006805015A	2006/10/20
13HU01-034-04	EP1950737	GB	Granted	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION	EP2006805015A	2006/10/20
13HU01-035-01	CN101155148	CN	Granted	Media gateway issuing receiving multicast data to method, system and device	CN200610140147.6	2006/09/30
13HU01-035-02	EP2068513	DE	Granted	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY	EP2007816481A	2007/09/29
13HU01-035-04	EP2068513	IT	Granted	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY	EP2007816481A	2007/09/29
13HU01-035-05	US7920579	US	Granted	Method, system and apparatus for media gateway to transmit and receive multicast data	US2009413015A 12/413,015	2009/03/27
13HU01-036-01	CN101277343	CN	Granted	Method, terminal and system for implementing video binding in voice communication network	CN200710095931.4	2007/03/30

A-57

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-036-02	EP2120440	DE	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-036-04	EP2120440	FR	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-036-05	EP2120440	GB	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-037-01	CN101064680	CN	Granted	Method, system and apparatus for realizing multimedia calling service	CN200610079110.7	2006/04/29
13HU01-037-02	EP2015592	DE	Granted	REALIZING A MULTIMEDIA CALL SERVICE	EP2007720936A	2007/04/24
13HU01-037-04	EP2015592	GB	Granted	REALIZING A MULTIMEDIA CALL SERVICE	EP2007720936A	2007/04/24
13HU01-038-01	CN100531267	CN	Granted	Method for realizing echo in communication system	CN200510034345.X	2005/04/21
13HU01-038-03	US7986775	US	Granted	Method for realizing ring back tone in communication system	US11/875195	2007/10/19
13HU01-039-05	US7349693	US	Granted	Method for implementing a call connection between a non-local calling subscriber and a local called subscriber who is an intelligent network subscriber	US2003486322A 10486322	2002/03/29

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Schedule 2.2(i)

• Referrals Agreement (Amended) between Inventergy, Inc. and [***],

dated December 15, 2012, as amended May 7, 2013.

- 2% [***] Net Revenues attributed to the Huawei Portfolio

- “Net Revenues” less “expenses paid to third parties as part of the licensing or sales process”

• Referrals Agreement between Inventergy, Inc. and [***] dated January

16, 2013.

- 2% [***] Net Revenues attributed to the Panasonic Portfolio

- “Net Revenues” less “expenses paid to third parties as part of the licensing or sales process”

• Engagement letter, dated July 23, 2013, by Inventergy, Inc. and [***].

- 10% of Net Revenues up to a limit of [***]1

- “Net Revenues” less "…Costs and Expenses and Up-Front Fees that were previously paid and/or otherwise due to Firm, or similar costs, expenses and up-front fees paid to other litigation service providers with regard to the Client Asset Portfolio (e.g. law firm(s) where [***] is conflicted) and that were not already deducted from previous gross amounts received"

• Letter agreement, dated April 10, 2014, between Inventergy, Inc. and [***], executed April 10, 2014, as extended on October 21, 2014.

- 4% [***] Net Revenues up to a limit of [***]

- “Net Revenue” less “(a) any reimbursement to its licensees due to overpayments from such licensees to Inventergy and (b) all accrued third party litigation related expenses reasonably directly related and attributable to the assertion, enforcement or other related activities for the Patents, only to the extent such fees and expenses can be reasonably proved by written documentation provided to [***] including fees for: (i) third party technical experts as litigation consultants and expert witnesses, litigation firms and damages experts, (ii) litigation related document preparation costs, and (iii) any court related fees”

1 Amounts in excess of [***] are the sole financial responsibility of Inventergy

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Schedule 2.2(iii)

• Patent Rights Assignment Agreement between Inventergy, Inc. and Huawei

Technologies Co., Ltd., executed May 15, 2013.

- 20% of Huawei Net Revenues attributed to the Huawei portfolio

- Remaining $1 million payable to Huawei when Huawei has received $20 million in Net Revenue

- “Net Revenue means all income…from licensing, revenue sharing, selling or other monetization of the Transferred Patents, less (a) any reimbursement to its licensees due to overpayments from such licensees to Assignee and (b) all accrued third party litigation related expenses reasonably directly related and attributable to the assertion, enforcement, or other related activities for the Transferred Patents, only to the extent such fees and expenses can be reasonably proved by written documentation provided to Assignor, including fees for (i) third party technical experts as litigation consultants and expert witnesses, litigation firms and damages experts, (ii) litigation related document preparation costs and (ii[i]) any court related costs or fees”

• Patent Purchase Agreement between Inventergy, Inc. and Panasonic Corporation,

executed October 21, 2013, and amended on December 31, 2015.

- Up to $18 million, 20% of gross transaction proceeds attributed to the Panasonic portfolio

- Above $18 million, 20% of Net Revenue transactional proceeds attributed to the Panasonic Portfolio

- “Net Revenue shall mean all proceeds, income, payments and revenue obtained…by Buyer….in relation to Buyer’s commercialization activities for Patent Assets, including but not limited to the licensing selling, or other monetization of any of the Patent Assets, after deducting from Gross Revenue: (1) any governmental taxes including withholding taxes, (2) any reimbursement to its licensees sue to overpayments from such licensees to Buyer; and (3) any and all accrued litigation and/or patent monetization commercialization-related third party invoiced expenses…Provided, however, that after the Amendment date, Deducted Costs shall not include any external or internal patent prosecution costs, including but not limited to legal fees or translation fees for patent prosecution related matters, or patent maintenance costs. In any event, the accrued Deducted Costs deducted from Gross Revenue to yield a particular quarterly Net Revenue shall not exceed more than fifty percent (50%) of the Gross Revenue applicable to that particular quarterly Net Revenue, but any excess accrued Deducted Costs may be applied to subsequent Net Revenue.”

• Patent Purchase Agreement between Inventergy, Inc. and Nokia Corporation,

executed as of May 23, 2014 and amended as June 11, 2015 and October 27, 2015.

- Inventergy to pay any interest due

- $2.2 million Principle to be paid as per Section 2.2 (ii)

A-60

Schedule 4.6

Required Approvals

• Patent Rights Assignment Agreement between Inventergy, Inc. and Huawei

Technologies Co., Ltd. (“Huawei”), executed May 15, 2013 (the “Huawei Agreement”).

• Patent Purchase Agreement between Inventergy, Inc. and Panasonic Corporation (“Panasonic”), executed October 21, 2013, and amended on December 31, 2015 and as may be further amended in a form reasonably acceptable to the Collateral Agent (the “Panasonic Agreement”).

• Patent Purchase Agreement between Inventergy, Inc. and Nokia Corporation,

executed as of May 23, 2014 and amended as June 11, 2015 and October 27, 2015.

• Referrals Agreement (Amended) between Inventergy, Inc. and [***],

dated December 15, 2012, as amended May 7, 2013.

• Referrals Agreement between Inventergy, Inc. and [***] dated January

16, 2013.

• Engagement letter, dated July 23, 2013, by Inventergy, Inc. and [***].

• Letter agreement, dated April 10, 2014, between Inventergy, Inc. and [***], executed April 10, 2014, as extended on October 21, 2014.

Consent may be required by a majority of the Inventergy Global, Inc. shareholders to assign the Patents to an SPE.

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